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                           ALBANY INTERNATIONAL CORP.

                                    as Issuer

                                       AND

                            JPMORGAN CHASE BANK, N.A.

                                   as Trustee

                                    INDENTURE

                           Dated as of March 13, 2006

                     2.25% Convertible Senior Notes due 2026

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                                       1

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                                TABLE OF CONTENTS

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                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  Definitions................................................     2

                                    ARTICLE 2
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01.  Designation and Amount.....................................    16
Section 2.02.  Form of Notes..............................................    16
Section 2.03.  Date and Denomination of Notes; Payments of Interest.......    17
Section 2.04.  Payments of Additional Interest............................    19
Section 2.05.  Execution, Authentication and Delivery of Notes............    19
Section 2.06.  Exchange and Registration of Transfer of Notes;
                 Restrictions on Transfer; Depositary.....................    20
Section 2.07.  Mutilated, Destroyed, Lost or Stolen Notes.................    27
Section 2.08.  Temporary Notes............................................    28
Section 2.09.  Cancellation of Notes Paid, Etc............................    29
Section 2.10.  CUSIP Numbers..............................................    29
Section 2.11.  Additional Notes; Repurchases..............................    29

                                    ARTICLE 3
                               REDEMPTION OF NOTES

Section 3.01.  Company's Right to Redeem; Notices to Trustee..............    30
Section 3.02.  Selection of Notes to Be Redeemed..........................    30
Section 3.03.  Notice of Redemption.......................................    31
Section 3.04.  Effect of Notice of Redemption.............................    32
Section 3.05.  Deposit of Redemption Price................................    32
Section 3.06.  Notes Redeemed in Part.....................................    33
Section 3.07.  No Redemption Upon Acceleration............................    33

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction And Discharge.................................    33


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                                    ARTICLE 5
                       PARTICULAR COVENANTS OF THE COMPANY

Section 5.01.  Payment of Principal, Premium Interest, and
                 Additional Interest......................................    34
Section 5.02.  Maintenance of Office or Agency............................    34
Section 5.03.  Appointments to Fill Vacancies in Trustee's Office.........    35
Section 5.04.  Provisions as to Paying Agent..............................    35
Section 5.05.  Existence..................................................    37
Section 5.06.  Rule 144A Information Requirement and Annual Reports.......    37
Section 5.07.  Stay, Extension and Usury Laws.............................    38
Section 5.08.  Compliance Certificate; Statements as to Defaults..........    38
Section 5.09.  Additional Interest........................................    39
Section 5.10.  Further Instruments and Acts...............................    39
Section 5.11.  Resale of the Notes........................................    39

                                    ARTICLE 6
         LISTS OF NOTEHOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 6.01.  Lists of Noteholders.......................................    39
Section 6.02.  Preservation and Disclosure of Lists.......................    40
Section 6.03.  Reports by Trustee.........................................    40

                                    ARTICLE 7
                              DEFAULTS AND REMEDIES

Section 7.01.  Events of Default..........................................    41
Section 7.02.  Payments of Notes on Default; Suit Therefor................    44
Section 7.03.  Application of Monies Collected by Trustee.................    46
Section 7.04.  Proceedings by Noteholders.................................    46
Section 7.05.  Proceedings by Trustee.....................................    48
Section 7.06.  Remedies Cumulative and Continuing.........................    48
Section 7.07.  Direction of Proceedings and Waiver of Defaults by
                 Majority of Noteholders..................................    48
Section 7.08.  Notice of Defaults.........................................    49
Section 7.09.  Undertaking to Pay Costs...................................    49

                                    ARTICLE 8
                             CONCERNING THE TRUSTEE

Section 8.01.  Duties and Responsibilities of Trustee.....................    50
Section 8.02.  Reliance on Documents, Opinions, Etc.......................    52
Section 8.03.  No Responsibility for Recitals, Etc........................    53


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Section 8.04.  Trustee, Paying Agents, Conversion Agents or
                 Registrar May Own Notes..................................    54
Section 8.05.  Monies to Be Held in Trust.................................    54
Section 8.06.  Compensation and Expenses of Trustee.......................    54
Section 8.07.  Officers' Certificate as Evidence..........................    55
Section 8.08.  Conflicting Interests of Trustee...........................    55
Section 8.09.  Eligibility of Trustee.....................................    55
Section 8.10.  Resignation or Removal of Trustee..........................    56
Section 8.11.  Acceptance by Successor Trustee............................    57
Section 8.12.  Succession by Merger, Etc..................................    58
Section 8.13.  Limitation on Rights of Trustee as Creditor................    59
Section 8.14.  Trustee's Application for Instructions from the Company....    59

                                    ARTICLE 9
                           CONCERNING THE NOTEHOLDERS

Section 9.01.  Action by Noteholders......................................    59
Section 9.02.  Proof of Execution by Noteholders..........................    60
Section 9.03.  Who Are Deemed Absolute Owners.............................    60
Section 9.04.  Company-Owned Notes Disregarded............................    60
Section 9.05.  Revocation of Consents; Future Holders Bound...............    61

                                   ARTICLE 10
                              NOTEHOLDERS' MEETINGS

Section 10.01.  Purpose of Meetings.......................................    62
Section 10.02.  Call of Meetings by Trustee...............................    62
Section 10.03.  Call of Meetings by Company or Noteholders................    62
Section 10.04.  Qualifications for Voting.................................    63
Section 10.05.  Regulations...............................................    63
Section 10.06.  Voting....................................................    64
Section 10.07.  No Delay of Rights by Meeting.............................    64

                                   ARTICLE 11
                             SUPPLEMENTAL INDENTURES

Section 11.01.  Supplemental Indentures Without Consent of Noteholders....    64
Section 11.02.  Supplemental Indentures With Consent of Noteholders.......    66
Section 11.03.  Effect of Supplemental Indentures.........................    67
Section 11.04.  Notation on Notes.........................................    68
Section 11.05.  Evidence of Compliance of Supplemental Indenture to
                  Be Furnished Trustee....................................    68


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                                   ARTICLE 12
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.01.  Company May Consolidate, Etc. on Certain Terms............    68
Section 12.02.  Successor Corporation to Be Substituted...................    69
Section 12.03.  Opinion of Counsel to Be Given Trustee....................    70

                                   ARTICLE 13
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 13.01.  Indenture and Notes Solely Corporate Obligations..........    70

                                   ARTICLE 14
                             [INTENTIONALLY OMITTED]

                                   ARTICLE 15
                               CONVERSION OF NOTES

Section 15.01.  Conversion Privilege......................................    71
Section 15.02.  Conversion Procedure......................................    73
Section 15.03. Increased Conversion Rate Applicable to Certain Notes
                 Surrendered in Connection With Make-Whole
                 Fundamental Changes......................................    77
Section 15.04.  Adjustment of Conversion Rate.............................    82
Section 15.05.  Shares to Be Fully Paid...................................    95
Section 15.06.  Effect of Reclassification, Consolidation, Merger or
                  Sale....................................................    95
Section 15.07.  Certain Covenants.........................................    98
Section 15.08.  Responsibility of Trustee.................................    99
Section 15.09.  Notice to Holders Prior to Certain Actions................   100
Section 15.10.  Shareholder Rights Plans..................................   101

                                   ARTICLE 16
                    REPURCHASE OF NOTES AT OPTION OF HOLDERS

Section 16.01.  Repurchase at Option of Holders...........................   101
Section 16.02.  Repurchase at Option of Holders Upon a Fundamental
                  Change..................................................   104
Section 16.03.  Withdrawal of Repurchase Notice or Fundamental Change
                  Repurchase Notice.......................................   108
Section 16.04.  Deposit of Repurchase Price or Fundamental Change
                  Repurchase Price........................................   108


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                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

Section 17.01.  Provisions Binding on Company's Successors................   110
Section 17.02.  Official Acts by Successor Corporation....................   110
Section 17.03.  Addresses for Notices, Etc................................   110
Section 17.04.  Governing Law.............................................   111
Section 17.05.  Evidence of Compliance with Conditions Precedent;
                  Certificates and Opinions of Counsel to Trustee.........   111
Section 17.06.  Legal Holidays............................................   111
Section 17.07.  No Security Interest Created..............................   112
Section 17.08.  Trust Indenture Act.......................................   112
Section 17.09.  Benefits of Indenture.....................................   112
Section 17.10.  Table of Contents, Headings, Etc..........................   112
Section 17.11.  Authenticating Agent......................................   112
Section 17.12.  Execution in Counterparts.................................   114
Section 17.13.  Severability..............................................   114

Exhibit A       Form of Note
Exhibit B       Form of Notice of Conversion

Exhibit C       Form of Fundamental Change Repurchase Notice
Exhibit D       Form of Repurchase Notice
Exhibit E       Form of Assignment and Transfer
Schedule A      Schedule of Changes to Principal Amount

      INDENTURE dated as of March 13, 2006 between Albany International Corp., a Delaware corporation, as issuer (hereinafter sometimes called the "Company", as more fully set forth in Section 1.01), and JPMorgan Chase Bank, N.A., a national banking association organized under the laws of the United States, as trustee (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.01).

                              W I T N E S S E T H:

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 2.25% Convertible Senior Notes due 2026 (hereinafter sometimes called the "Notes"), initially in an aggregate principal amount not to exceed $150,000,000 (or $180,000,000 if the Initial Purchasers exercise their option to purchase additional Notes in full as set forth in the Purchase Agreement), and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

      WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice, the Form of Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

      WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:


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                                   ARTICLE 1
                                   DEFINITIONS

      Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or that are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

      "Acquiror Stock Conversion Right Adjustment" shall have the meaning specified in Section 15.03(c).

      "Additional Interest" means all Additional Interest as defined in the Registration Rights Agreement.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Applicable Increase" shall have the meaning specified in Section 15.03.

      "Board of Directors" means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.


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

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in The City of New York are authorized or obligated by law or executive order to close or be closed.

      "Capital Stock" means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

      "Cash Settlement Averaging Period" means, with respect to any Note surrendered for conversion, the twenty-five consecutive Trading Day period beginning on and including the second Trading Day after the relevant holder has delivered a Notice of Conversion with respect to such Note to the Conversion Agent; provided that with respect to any Notice of Conversion received after the date of issuance of a notice of redemption as described under Section 3.03 and prior to the applicable Redemption Date, the "Cash Settlement Averaging Period" shall be the twenty-five consecutive Trading Days beginning on and including the twenty-eighth Scheduled Trading Day prior to the applicable Redemption Date.

      "close of business" means 5:00 p.m. (New York City time).

      "Commission" means the Securities and Exchange Commission.

      "Common Equity" of any Person means Capital Stock of such Person that is generally entitled to (1) vote in the election of directors of such Person or
(2) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

      "Common Stock" means, subject to Section 15.06, Section 15.03(c) and
Section 15.03(d), shares of Class A common stock of the Company, par value $0.001 per share, at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.


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

      "Company" means Albany International Corp., a Delaware corporation, and subject to the provisions of Article 12, shall include its successors and assigns.

      "Company Notice" shall have the meaning specified in Section 16.01(a).

      "Company Order" means a written order of the Company, signed by (a) the Company's Chief Executive Officer, President, Executive or Senior Vice President, Managing Director or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) any such other officer designated in clause (a) of this definition or the Company's Treasurer or Assistant Treasurer or Secretary or any Assistant Secretary, and delivered to the Trustee.

      "Conversion Agent" shall have the meaning specified in Section 5.02.

      "Conversion Date" shall have the meaning specified in Section 15.02(e).

      "Conversion Obligation" shall have the meaning specified in Section 15.01(a).

      "Conversion Price" means as of any date $1,000 divided by the Conversion Rate as of such date.

      "Conversion Rate" shall have the meaning specified in Section 15.01(a).

      "Corporate Trust Office" or other similar term means the office of the Trustee at which at any particular time its corporate trust business relating to this Indenture shall be principally administered, which office is, at the date as of which this Indenture is dated, located at JPMorgan Chase Bank, N.A., 4 New York Plaza (15th Floor), New York, New York, 10004, Attention: Worldwide Securities Services.

      "Custodian" means JPMorgan Chase Bank, N.A., as custodian for The Depository Trust Company, with respect to the Notes in global form, or any successor entity thereto.

      "Daily Conversion Value" means, for each of the 25 consecutive Trading Days during the Cash Settlement Averaging Period, one-twenty-fifth (1/25th) of the product of (a) the applicable Conversion Rate on such Trading Day (subject to increase, if any, pursuant to Section 15.03) and (b) the Daily VWAP of the Common Stock (or the consideration into which the Common Stock has been converted in connection with certain corporate transactions contemplated hereby) on such Trading Day.

      "Daily Settlement Amount," for each of the 25 Trading Days during the Cash Settlement Averaging Period, shall consist of:

            (i) cash equal to the lesser of $40 and the Daily Conversion Value relating to such Trading Day; and

            (ii) to the extent such Daily Conversion Value exceeds $40, a number of shares of Common Stock equal to (A) the difference between such Daily Conversion Value and $40, divided by (B) the Daily VWAP of the Common Stock (or the consideration into which the Common Stock has been converted in connection with certain corporate transactions contemplated hereby) for such Trading Day.

      "Daily VWAP" for the Common Stock means, for each of the twenty-five consecutive Trading Days during the Cash Settlement Averaging Period, the per share volume-weighted average price as displayed under the heading "Bloomberg VWAP" on Bloomberg page "AIN {equity} AQR" (or any successor page thereto) in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day as the Board of Directors determines in good faith using a volume-weighted method).

      "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

      "Defaulted Interest" means any interest on any Note that is payable, but is not punctually paid or duly provided for, on any March 15 or September 15.

      "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.06(d) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

      "Distributed Property" shall have the meaning specified in Section
15.04(c).

      "Effective Date" shall have the meaning specified in Section 15.03(a).


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

      "Event of Default" shall have the meaning specified in Section 7.01.

      "Ex-Dividend Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other security) have the right to receive any cash, securities or other property or in which the Common Stock (or other security) is exchanged for or converted into any combination of cash, securities or other property, the first date on which the shares of the Common Stock (or other security) trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Fundamental Change" means the occurrence after the original issuance of the Notes of any of the following events:

            (i) any "person" or "group" (within the meaning of Section 13(d) of the Exchange Act) other than a Standish Holder, the Company, its Subsidiaries or the employee benefit plans of the Company or any such Subsidiary, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of the Company's Common Equity representing more than 50% of the voting power of the Company's Common Equity;

            (ii) consummation of any share exchange, exchange offer, tender offer, consolidation, merger or binding share exchange of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one of the Company's Subsidiaries; provided, however, that (A) a transaction where the holders of more than 50% of all classes of the Company's Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee immediately after such event shall not be a Fundamental Change, or (B) if at least 90% of the consideration, excluding cash payments for fractional shares, in the share exchange, exchange offer, tender offer, consolidation, merger, binding share exchange, sale, lease or other transfer consists of shares of Publicly Traded Securities, and as a result of such share


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

      exchange, exchange offer, tender offer, consolidation, merger, binding share exchange sale, lease or other transfer, the Notes become convertible into such Publicly Traded Securities, excluding cash payments for fractional shares, such event shall not be a Fundamental Change;

            (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

            (iv) (A) the Common Stock ceases to be listed on a national securities exchange or quoted on the Nasdaq National Market (at a time when the Nasdaq National Market is not a U.S. national securities exchange) other than in connection with a transaction or series of transactions described in clause (iv)(B) of this definition; or (B) the Common Stock ceases to be listed on a national securities exchange or quoted on the Nasdaq National Market (at a time when the Nasdaq National Market is not a U.S. national securities exchange) in connection with any transaction or series of transactions in which one or more Standish Holders acquires all or substantially all of the shares of Common Stock.

For purposes of this definition, whether a "person" is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and "person" includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

      "Fundamental Change Company Notice" shall have the meaning specified in
Section 16.02(b).

      "Fundamental Change Expiration Time" shall have the meaning specified in
Section 16.02(b)(ix).

      "Fundamental Change Repurchase Date" shall have the meaning specified in
Section 16.02(a).

      "Fundamental Change Repurchase Notice" shall have the meaning specified in
Section 16.02(a)(i).

      "Fundamental Change Repurchase Price" shall have the meaning specified in
Section 16.02(a).

      "Global Note" shall have the meaning specified in Section 2.06(b).


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

      "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

      "Initial Dividend Threshold" means $0.09 per share (subject to adjustment as described in Section 15.04(h)).

      "Initial Purchasers" means J.P. Morgan Securities Inc., Banc of America Securities LLC, LaSalle Financial Services, Inc., Daiwa Securities America Inc., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities International plc, Greenwich Capital Markets, Inc. and Scotia Capital (USA) Inc.

      "Interest Payment Date" means each March 15 and September 15 of each year, beginning on September 15, 2006.

      "Last Reported Sale Price" of the Common Stock or Public Acquiror Common Stock, as the case may be, on any date means, as determined by the Company, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or Public Acquiror Common Stock, as the case may be, is listed for trading or quoted or, if the Common Stock or Public Acquiror Common Stock, as the case may be, is not listed for trading or quoted on a U.S. national or regional securities exchange and the Nasdaq Market is not a U.S. national securities exchange, as reported by the Nasdaq Market. If the Common Stock or Public Acquiror Common Stock, as the case may be, is not listed for trading on a U.S. national or regional securities exchange or reported by the Nasdaq Market on the relevant date, then the "Last Reported Sale Price" will be the last quoted bid price for the Common Stock or Public Acquiror Common Stock, as the case may be, in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock or Public Acquiror Common Stock, as the case may be, is not so quoted, the "Last Reported Sale Price" will be the average of the mid-point of the last bid and ask prices for the Common Stock or Public Acquiror Common Stock, as the case may be, on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

      "Majority Owned" means having "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all shares of an entity's Capital Stock that are entitled to vote generally in the election of directors.

      "Make-Whole Conversion Rate Adjustment" shall have the meaning specified in Section 15.03(a).

      "Make-Whole Fundamental Change" means any transaction or event that constitutes a Fundamental Change as described in clause (i), (ii), (iii) or
(iv)(B) of the definition thereof, the effective date of which occurs on or prior to March 15, 2013.

      "Market Disruption Event" means (i) a failure by the primary exchange or quotation system on which the Common Stock trades or is quoted, as the case may be, to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m. on any Trading Day for the Common Stock for an aggregate one-half hour period of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock.

      "Maturity Date" means March 15, 2026.

      "Measurement Period" shall have the meaning specified in Section 15.01(b)(i).

      "Merger Event" shall have the meaning specified in Section 15.06.

      "Note" or "Notes" shall mean any note or notes, as the case may be, authenticated and delivered under this Indenture.

      "Noteholder" or "holder," as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note register.

      "Note register" shall have the meaning specified in Section 2.06(a).

      "Note registrar" shall have the meaning specified in Section 2.06(a).

      "Notice of Conversion" shall have the meaning specified in Section
15.02(d).

      "Officers' Certificate," when used with respect to the Company, means a certificate signed by (a) one of the President, the Chief Executive Officer, any Executive or Senior Vice President, Managing Director or any Vice President

(whether or not designated by a number or numbers or word added before or after the title "Vice President") and (b) by any such other officer designated in (a) or by one of the Treasurer or any Assistant Treasurer, Secretary or any Assistant Secretary or Controller of the Company that is delivered to the Trustee. Each such certificate shall include the statements provided for in
Section 17.05 if and to the extent required by the provisions of such Section. One of the officers giving an Officers' Certificate pursuant to Section 5.08 shall be the principal executive, financial or accounting officer of the Company.

      "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section.

      "outstanding," when used with reference to Notes, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

      (i) Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

      (ii) Notes, or portions thereof, for the payment or repurchase of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made, or if any such Note is be repurchased, the holder thereof shall have delivered a Repurchase Notice or a Fundamental Change Repurchase Notice in accordance with Section 16.01 or 16.02, as applicable;

      (iii) Notes that have been paid pursuant to Section 2.07 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.07 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course; and

      (iv) Notes converted pursuant to Article 15.

      "Paying Agent" shall have the meaning specified in Section 5.02.

      "Permitted Beneficiary" means, as to any natural person, such person's spouse, such person's issue, a spouse of such person's issue, a whole or half brother or sister of such person and/or a cousin of such person.

      "Permitted Transfer" means (1) a transfer of Class B common stock of the Company by the holder thereof to another holder of Class B common stock of the Company; (2) a transfer of Class B common stock of the Company resulting from the death of the holder thereof to another holder of Class B common stock of the Company; (3) if Class B common stock of the Company is held by a trust, (i) a transfer pursuant to the terms of the governing trust instrument as in effect when the transferred Class B common stock of the Company was acquired by that trust or (ii) a transfer to another trust that was established by the same settlor or by a parent, grandparent or Permitted Beneficiary of said settlor and that has as its Primary Beneficiaries the settlor and/or one or more of the parents, grandparents or Permitted Beneficiaries of the settlor; (4) a bona fide pledge of Class B common stock of the Company; provided that any action by the pledgee (other than a Person described in clause (1) or clause (2) of the definition of Standish Holder or in clause (1), (2), (3), (5), (6) or (7) of this definition) in the nature of a foreclosure or other transfer shall not constitute a Permitted Transfer; (5) a transfer of Class B common stock of the Company by a holder who is a natural person to a Permitted Beneficiary of such holder or to a trust that has as its Primary Beneficiaries such holder and/or one or more Permitted Beneficiaries of such holder or to a trust having one or more organizations described in Section 170(2) of the Internal Revenue Code of 1986 (or any successor provision thereto) as an income beneficiary for a fixed period of years and having as its other Primary Beneficiaries such holder and/or one or more Permitted Beneficiaries of such holder; (6) a transfer of Class B common stock of the Company by the holder thereof to a nominee for such holder, or by a nominee for a holder of such shares to such holder or to another nominee for such holder; or (7) a transfer of Class B common stock of the Company by the corporation which is the holder thereof to another corporation (i) which owns all of the capital stock of such holder or all of the capital stock of a corporation which owns all of the capital stock of such holder, (ii) all of the capital stock of which is owned by such holder or by a corporation all of the capital stock of which is owned by such holder, or (iii) all of the capital stock of which is owned by a corporation which owns all of the capital stock of such holder or all of the capital stock of a corporation which owns all of the capital stock of such holder.

      "Person" means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

      "Portal Market" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

      "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.07 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

      "Primary Beneficiaries" shall mean beneficiaries of a trust, other than contingent remaindermen, who have, in the aggregate, a beneficial interest in at least 85% of the income and principal of the trust.

      "Public Acquiror Change of Control" means a Fundamental Change described in clause (ii) of the definition of Fundamental Change in which the acquiror has Public Acquiror Common Stock. If an acquiror does not itself have Public Acquiror Common Stock, it will be deemed to have Public Acquiror Common Stock if it is Majority Owned by a corporation that has Public Acquiror Common Stock.

      "Public Acquiror Common Stock" means, in connection with a Public Acquiror Change of Control, a class of common stock traded on a U.S. national securities exchange or quoted on the Nasdaq National Market (at a time when the Nasdaq National Market is not a U.S. national securities exchange) or that will be so traded or quoted when issued or exchanged in connection with such Public Acquiror Change of Control and the issuer of which is the acquiror in such Public Acquiror Change of Control or the corporation referred to in the definition of Public Acquiror Change of Control of which such acquiror is a Majority Owned Subsidiary.

      "Publicly Traded Securities" means shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market (at a time when the Nasdaq National Market is not a U.S. national securities exchange) or that will be so traded or quoted when issued or exchanged in connection with a Fundamental Change described in clause (ii) of the definition thereof.

      "Purchase Agreement" means that certain Purchase Agreement, dated as of March 8, 2006, among the Company and the Initial Purchasers.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

      "record date," with respect to any Interest Payment Date, shall mean the March 1 or September 1 (whether or not such day is a Business Day) preceding the applicable March 15 or September 15 Interest Payment Date, respectively.

      "Redemption Date" means the date specified for redemption of the Notes in accordance with the terms of the Notes and this Indenture.

      "Redemption Price" shall have the meaning set forth in Section 3.01.

      "Reference Property" shall have the meaning specified in Section 15.06(b).

      "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of March 13, 2006, among the Company and the Initial Purchasers.

      "Repurchase Date" shall have the meaning specified in Section 16.01(a).

      "Repurchase Notice" shall have the meaning specified in Section 16.01(a).

      "Repurchase Price" shall have the meaning specified in Section 16.01(a).

      "Resale Restriction Termination Date" shall have the meaning specified in
Section 2.06(d).

      "Responsible Officer," shall mean an officer of the Trustee in the Corporate Trust Office, having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Restricted Securities" shall have the meaning specified in Section
2.06(d).

      "Rule 144A" means Rule 144A as promulgated under the Securities Act.

      "Scheduled Trading Day" means any day on which The New York Stock Exchange is scheduled to be open for trading for its regular trading session; provided, however, that if at any time during the period from and including March 7, 2006, to and including March 15, 2013, the Common Stock ceases to be listed or quoted on The New York Stock Exchange for any reason (other than a Merger Event as a result of which the common stock underlying the Notes is listed or quoted on The New York Stock Exchange, The American Stock Exchange or the Nasdaq National Market (or their respective successors) (the "Successor Exchange")), but the Common Stock is immediately re-listed on a Successor Exchange upon ceasing to be listed or quoted on The New York Stock Exchange, "Scheduled Trading Day" shall mean any day on which the Successor Exchange is scheduled to be open for trading for its regular trading session. The foregoing proviso shall similarly apply if the Common Stock ceases to be listed or quoted on a Successor Exchange but is immediately re-listed on a different Successor Exchange.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Spin-Off" shall have the meaning specified in Section 15.04(c).

      "Standish Holder" means (1) any of the five Persons who were listed as "Reporting Persons" on the Schedule 13D/A (with respect to which the Company was the issuer) filed with the Commission on December 3, 2004, namely: J.S. Standish Company (a Delaware corporation), J. Spencer Standish, Thomas R. Beecher Jr. as sole trustee of trusts for the benefit of John C. Standish and Christine L. Standish, and of the Standish Delta Trust, John C. Standish or Christine L. Standish (all individuals); (2) any of the trusts identified in Item 5 of such
Schedule 13D/A as holding shares of common stock of the Company that are deemed for the purposes of such Schedule to be beneficially owned by such Reporting Persons; and (3) any Person to whom one of the five Persons or trusts described above transfers any of his, her or its shares of Class B common stock of the Company, so long as such transfer is a Permitted Transfer.

      "Stock Price" means (i) in the case of a Make-Whole Fundamental Change described in clause (ii) of the definition of Fundamental Change in which holders of the Common Stock receive only cash as consideration for their share of Common Stock, the amount of cash paid per share of the Common Stock in such Make-Whole Fundamental Change, or (ii) in the case of all other Make-Whole Fundamental Changes, the average of the Last Reported Sale Prices per share of Common Stock for the five (5) consecutive Trading Days immediately preceding the Effective Date of the relevant Make-Whole Fundamental Change. The Board of Directors will make appropriate adjustments, in its good faith determination, to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date of the event occurs, during such five consecutive Trading Days.

      "Subsidiary" of the Company means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and one or more Subsidiaries of the Company or by one or more Subsidiaries of the Company or (ii) any other Person (other than a corporation) in which the Company, one or more Subsidiaries of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination thereof, has greater than a 50% ownership interest.

      "Successor Company" shall have the meaning specified in Section 12.01(a).

      "Trading Day" means a day during which (a) trading in the Common Stock generally occurs, (b) there is no Market Disruption Event and (c) a Last Reported Sale Price for the Common Stock (other than a Last Reported Sale Price referred to in the last sentence of the definition thereof) is available for such day.

      "Trading Price" with respect to the Notes, on any date of determination means the average of the secondary market bid quotations obtained by the Trustee for $3.0 million principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company; provided that if three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, that one bid shall be used. If the Trustee cannot reasonably obtain at least one bid for $3.0 million principal amount of Notes from any such nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of Notes will be deemed to be less than 103% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

      "transfer" shall have the meaning specified in Section 2.06(d).

      "Trigger Event" shall have the meaning specified in Section 15.04(c).

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Section 11.03 and Section 15.06; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

                                   ARTICLE 2
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

      Section 2.01. Designation and Amount. The Notes shall be designated as the "2.25% Convertible Senior Notes due 2026." The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $150,000,000 (or $180,000,000 if the Initial Purchasers exercise their option to purchase additional Notes in full as set forth in the Purchase Agreement), subject to Section 2.11 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 2.06, Section 2.07, Section 3.06, Section 11.04,
Section 15.02, Section 16.01 and Section 16.04 hereof.

      Section 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, which are incorporated in and made a part of this Indenture.

      Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on The Portal Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

      Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

      The Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect repurchases, redemptions, conversions, transfers or exchanges permitted hereby. Any endorsement of the Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal, accrued and unpaid interest, and Additional Interest, if any, and premium, if any (including any Redemption Price, Repurchase Price or Fundamental Change Repurchase Price), on the Global Note shall be made to the holder of such Note on the date of payment, unless a record date or other means of determining holders eligible to receive payment is provided for herein.

      The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      Section 2.03. Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

      The Person in whose name any Note (or its Predecessor Note) is registered on the Note register at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. Interest (including Additional Interest, if any) shall be payable at the office or agency of the Company maintained by the Company for such purposes in The Borough of Manhattan, City of New York, which shall initially be the Corporate Trust Office of the Trustee. The Company shall pay interest (including Additional Interest, if any) (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note register (or upon written application by such Person to the Trustee and Paying Agent not later than the relevant record date, by wire transfer in immediately available funds to such Person's account within the United States, if such Person is entitled to interest on an aggregate principal in excess of $1,000,000) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "record date" with respect to any Interest Payment Date shall mean the March 1 or September 1 (whether or not such day is a Business Day) preceding the applicable March 15 or September 15 Interest Payment Date, respectively.

      Any interest on any Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of its having been such Noteholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder at its address as it appears in the Note Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

      (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Section 2.04. Payments of Additional Interest. If required by the Registration Rights Agreement, each Note shall pay Additional Interest in the manner and to the Persons set forth in the Registration Rights Agreement. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of "Additional Interest" provided for in the Registration Rights Agreement to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof pursuant to the provisions of the Registration Rights Agreement and express mention of the payment of Additional Interest (if applicable) in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

      Section 2.05. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President or any of its Executive or Senior Vice Presidents.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder.

      Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by an authorized officer of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

      In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      Section 2.06. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

      (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 5.02 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.02.

      Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.06, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

      Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to

Section 5.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

      All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Noteholder thereof or its attorney-in-fact duly authorized in writing.

      No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

      None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (b) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 16 hereof. In addition, in the event of any redemption in part, the Company will not be required to (i) issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before any notice of redemption is given to all holders of any Notes to be redeemed, or (ii) register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

      All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

      (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes shall be represented by one or more Notes in global form (each, a "Global Note") registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a definitive Note, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

      (c) [Reserved.]

      (d) Every Note that bears or is required under this Section 2.06(d) to bear the legend set forth in this Section 2.06(d) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.06(e), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.06(d) (including the legend set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.06(d) and Section 2.06(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

      Until the date (the "Resale Restriction Termination Date") that is two years after the last original issue date of the Notes, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.06(e), if applicable) shall bear a legend in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) UNDER A REGISTRATION STATEMENT THAT HAS BECOME OR BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY

      BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); OR (D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND
      (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE OF THIS SECURITY PURSUANT TO CLAUSE (D) ABOVE FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE INDENTURE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

      No transfer of any Note prior to the Resale Restriction Termination Date will be registered by the Note registrar unless the applicable box on the Form of Assignment and Transfer has been checked.

      Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Note for exchange to the Note registrar in accordance with the provisions of this Section 2.06, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.06(d). The Company shall notify the Trustee upon the occurrence of the Resale Restriction Termination Date and promptly after a Registration Statement with respect to the Notes or the Common Stock has been declared effective under the Securities Act.

      Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.06(d)), a Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the

Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

      The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Note. Initially, the Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

      If at any time the Depositary for a Global Note (i) notifies the Company that it is unwilling or unable to continue as Depositary for such Note or (ii) ceases to be registered as a clearing agency under the Exchange Act, the Company may appoint a successor Depositary with respect to such Note. If (1) a successor Depositary for such Global Note is not appointed by the Company within ninety
(90) days after the Company receives such notice or the Depositary ceasing to be a registered clearing agency, (2) the Company, at its option, notifies the Trustee that it elects to cause the issuance of Notes in definitive form in exchange for all or any part of the Notes represented by a Global Notes, subject to the procedures of the Depositary, or (3) an Event of Default has occurred and is continuing and the Note registrar has received a request from the Depositary for the issuance of Notes in definitive form in exchange for a Global Note, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate and a Company Order for the authentication and delivery of Notes, will authenticate and deliver Notes in definitive form in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, and upon delivery of the Global Note to the Trustee such Global Note shall be canceled.

      Definitive Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Notes to the Persons in whose names such definitive Notes are so registered.

      At such time as all interests in a Global Note have been converted, canceled, repurchased, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for definitive Notes, converted, canceled, redeemed, repurchased or transferred to a transferee who receives definitive Notes therefor or any definitive Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

      None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      (e) Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form (unless the Note or such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any similar provision then in force under the Securities Act, or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE OF THE NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) UNDER A REGISTRATION STATEMENT THAT HAS BECOME OR BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A

      PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); OR
      (D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE OF THE NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED PURSUANT TO CLAUSE
      (D) ABOVE FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

      Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.06(e).

      (f) Any Note or Common Stock issued upon the conversion or exchange of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule
144).

      (g) Notwithstanding any provision of Section 2.06 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officers' Certificate and Opinion of Counsel provided for in this
Section 2.06(g), (i) each reference in Section 2.06(d) to "two years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period, (ii) each reference in Section 2.06(e) to "two years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in the Notes (including the definition of Resale Restriction Termination Date) and the restrictive legends thereon shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. The provisions of this Section 2.06(g) will not be effective until such time as the Opinion of Counsel and Officers' Certificate have been received by the Trustee hereunder. This Section 2.06(g) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

      Section 2.07. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company or the Trustee may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note that has matured or is about to mature or has been tendered for repurchase upon a Fundamental Change or on a Repurchase Date or is about to be redeemed or converted into cash and shares of Common Stock (if any) shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      Every substitute Note issued pursuant to the provisions of this Section
2.07 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

      Section 2.08. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the

Notes in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section
5.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

      Section 2.09. Cancellation of Notes Paid, Etc. All Notes surrendered for the purpose of payment, repurchase, redemption, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent or any Note registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver a certificate of such disposition to the Company, at the Company's written request. If the Company shall acquire any of the Notes, such acquisition shall not operate as satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

      Section 2.10. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in all notices issued to Noteholders as a convenience to holders of the Notes; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

      Section 2.11. Additional Notes; Repurchases. The Company may, without the consent of the Noteholders and notwithstanding Section 2.01, reopen the Notes and issue additional Notes hereunder with the same terms and with the same CUSIP number as the Notes initially issued hereunder in an unlimited aggregate principal amount, which will form the same series with the Notes initially issued hereunder. Prior to the issuance of any such additional Notes, the

Company shall deliver to the Trustee a Company Order, an Officers' Certificate and an Opinion of Counsel, such Officers' Certificate and Opinion of Counsel to cover such matters, in addition to those required by Section 17.05, as the Trustee shall reasonably request. The Company may also from time to time repurchase the Notes in open market purchases or negotiated transactions without prior notice to Noteholders.

                                   ARTICLE 3
                               REDEMPTION OF NOTES

      Section 3.01. Company's Right to Redeem; Notices to Trustee. Prior to March 15, 2013, the Notes will not be redeemable at the Company's option. On or after March 15, 2013, the Company, at its option, may redeem the Notes for cash at any time as a whole, or from time to time in part, at a price (the "Redemption Price") equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, including Additional Interest, if any, on the Notes to be redeemed to (but excluding) the Redemption Date; provided, however, that, if the Redemption Date falls after a record date and on or prior to the succeeding Interest Payment Date, the Redemption Price shall be equal to 100% of the principal amount of the Notes to be redeemed and the full amount of interest due on such Interest Payment Date shall be payable on such Interest Payment Date to the record holder of the Note on the record date relating to such Interest Payment Date. If the Company elects to redeem Notes, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed and the Redemption Price.

      Section 3.02. Selection of Notes to Be Redeemed. If fewer than all the Notes are to be redeemed, the Trustee shall, upon 15 days' prior notice from the Company (unless the Trustee consents to a shorter period), select the Notes to be redeemed by lot, on a pro rata basis or by another method that the Trustee considers fair and appropriate. Notes and portions of Notes the Trustee selects shall be in principal amounts of $1,000 or a whole multiple of $1,000. No sinking fund is provided for the Notes. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company as promptly as practicable of the Notes or portions of Notes to be redeemed.

      Notes and portions of Notes that are to be redeemed, pursuant to this
Article 3, are convertible by the holder thereof until the close of business on the second Business Day prior to the Redemption Date, as set forth in Section 15.02.

If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed (so far as may be) to be from the portion selected for redemption. Notes that have been converted subsequent to the Trustee commencing selection of Notes to be redeemed, but prior to the redemption of such Notes shall be treated by the Trustee as outstanding for the purpose of such selection.

      Section 3.03. Notice of Redemption. At least 45 days but not more than 60 days before a Redemption Date, the Company or, at the Company's request, the Trustee shall mail or caused to be mailed a notice of redemption by first-class mail, postage prepaid, to the holders of each Note to be redeemed, the Paying Agent, the Conversion Agent and the Trustee (if such notice is mailed by the Company).

      The notice shall identify the Notes to be redeemed and shall state:

      (1) the Redemption Date;

      (2) the Redemption Price;

      (3) the applicable Conversion Rate;

      (4) the name and address of the Paying Agent and the Conversion Agent;

      (5) that Notes called for redemption may be converted at any time before the close of business on the second Business Day immediately prior to the Redemption Date;

      (6) that holders who want to convert their Notes must satisfy the requirements for conversion set forth in the Notes and this Indenture;

      (7) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

      (8) if the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to redeem on the Redemption Date all the Notes or portions thereof that are to be redeemed as of the Redemption Date, then on and after the Redemption Date (i) such Notes will cease to be outstanding, (ii) interest, including Additional Interest, if any, will cease to accrue on such Notes, and
(iii) all other rights of the holders of such Notes will terminate (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) other than the right to receive the Redemption Price upon delivery of the Notes;

      (9) if fewer than all of the outstanding Notes are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Notes to be redeemed; and

      (10) the CUSIP number(s) of the Notes.

      At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least five Business Days prior to the date by which such notice of redemption must be given to holders in accordance with this Section 3.03.

      Section 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Notes that are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price stated in the notice.

      Section 3.05. Deposit of Redemption Price. Prior to 11:00 a.m. (New York City time) on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary thereof is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption that on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. Subject to receipt of funds and/or Notes by the Paying Agent, payment for Notes surrendered for redemption will be made promptly after the later of (x) the Redemption Date with respect to such Note and (y) the time of delivery of such Note to the Paying Agent by the holder thereof, by mailing checks for the amount payable to the holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Paying Agent shall as promptly as practicable return to the Company any money not required to redeem the Notes because of conversion of Notes pursuant to
Section 15.01. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

      If the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to redeem on the Redemption Date all the Notes or portions thereof that are to be redeemed as of the Redemption Date, then on and after the Redemption Date (i) such Notes will cease to be outstanding, (ii) interest, including Additional Interest, if any, will cease to accrue on such Notes, and
(iii) all other rights of the holders of such Notes will terminate (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) other than the right to receive the Redemption Price upon delivery of the Notes.

      Section 3.06. Notes Redeemed in Part. Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the holder a new Note in an authorized denomination equal in principal amount to the unredeemed portion of the Note surrendered. In the event of any redemption in part, the Company will not be required to (i) issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before any notice of redemption is given to all holders of any Notes to be redeemed, or (ii) register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

      Section 3.07. No Redemption Upon Acceleration. Notwithstanding the foregoing, the Company may not redeem the Notes if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such Redemption Date (except in the case of an acceleration resulting from a default by the Company in the payment of the Redemption Price with respect to such Notes).

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

      Section 4.01. Satisfaction And Discharge. This Indenture shall upon request of the Company contained in an Officers' Certificate cease to be of further effect, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (i) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section

5.04(d)) have been delivered to the Trustee for cancellation; (ii) the Company has paid or caused to be paid, or delivered or caused to be delivered, all other sums payable and consideration to be delivered hereunder by the Company; and
(iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.06 shall survive.

                                   ARTICLE 5
                       PARTICULAR COVENANTS OF THE COMPANY

      Section 5.01. Payment of Principal, Premium Interest, and Additional Interest. The Company covenants and agrees that it will cause to be paid the principal of and premium, if any (including the Redemption Price, Repurchase Price or Fundamental Change Repurchase Price, as the case may be), and accrued and unpaid interest and Additional Interest, if any, on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of accrued and unpaid interest and Additional Interest, if any, on the Notes due on any Additional Interest Payment Date (as defined in the Registration Rights Agreement) may be paid by mailing checks for the amount payable to or upon the written order of the Noteholders entitled thereto as they shall appear on the registry books of the Company; provided that, with respect to any Noteholder with an aggregate principal amount in excess of $1,000,000, at the application of such holder in writing to the Note registrar not later than the relevant record date, accrued and unpaid interest and Additional Interest, if any, on such holder's Notes shall be paid by wire transfer in immediately available funds to such holder's account in the United States supplied by such holder from time to time to the Trustee and Paying Agent (if different from Trustee); provided further that payment of accrued and unpaid interest and Additional Interest, if any, made to the Depositary shall be paid by wire transfer in immediately available funds in accordance with such wire transfer instructions and other procedures provided by the Depositary from time to time.

      Section 5.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment, redemptions or repurchase ("Paying Agent") or for conversion ("Conversion Agent") and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served.

The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

      The Company may also from time to time designate co-registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms "Paying Agent" and "Conversion Agent" include any such additional or other offices or agencies, as applicable.

      The Company hereby initially designates the Trustee as the Paying Agent, Note registrar, Custodian and Conversion Agent and the Corporate Trust Office and the office or agency of the Trustee in the Borough of Manhattan shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

      Section 5.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

      Section 5.04. Provisions as to Paying Agent.

      (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

            (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, and accrued and unpaid interest and Additional Interest, if any, on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

            (ii) that it will give the Trustee prompt notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, and accrued and unpaid interest and Additional Interest, if any, on the Notes when the same shall be due and payable; and

            (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

      The Company shall, on or before each due date of the principal of, or premium, if any, or accrued and unpaid interest or Additional Interest, if any, on the Notes, deposit with the Paying Agent a sum sufficient to pay such principal, premium, if any, or accrued and unpaid interest or Additional Interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date.

      (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, accrued and unpaid interest and Additional Interest, if any, on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, accrued and unpaid interest and Additional Interest, if any, so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, accrued and unpaid interest and Additional Interest, if any, on the Notes when the same shall become due and payable.

      (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such sums.

      (d) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on request of the Company contained in an Officers' Certificate, or (if then held by the Company) shall be discharged from such trust; and the holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      Section 5.05. Existence. Subject to Article 12, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

      Section 5.06. Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Sections 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to the Trustee and shall, upon written request, provide to any holder, beneficial owner or prospective purchaser of such Notes or any shares of Common Stock issued upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or shares of Common Stock pursuant to Rule 144A under the Securities Act. The Company shall take such further action as any holder or beneficial owner of such Notes or such Common Stock may reasonably request to the extent required from time to time to enable such holder or beneficial holder to sell such Notes or shares of Common Stock in accordance with Rule 144A under the Securities Act, as such rule may be amended from time to time.

      (b) The Company shall deliver to the Trustee, such annual reports, information, documents and other reports required to be filed with the Commission and copies of the Company's annual reports (which shall contain audited financial statements of the Company) and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; provided that any such information, documents or reports required to be filed with the Commission shall be delivered to the Trustee within thirty calendar days after the same is so required to be filed with the Commission. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, the Company shall continue to provide the Trustee and, upon written request, to each holder, within thirty calendar days after the date the Company would have been required to file such reports with the Commission, annual and quarterly consolidated financial statements substantially equivalent to financial statements that would have been included in reports filed with the Commission if the Company were subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports filed with the Commission and, in each case, together with a management's discussion and analysis of financial condition and results of operations that would be so required.

      (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officers' Certificate).

      Section 5.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31,

2006) an Officers' Certificate stating whether or not the signer thereof has knowledge of any failure by the Company to comply with all conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof.

      In addition, the Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of any Event of Default or Default, an Officers' Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company proposes to take with respect thereto.

      Section 5.09. Additional Interest. If Additional Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee an Officers' Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to them, the Company shall deliver to the Trustee an Officers' Certificate setting forth the particulars of such payment.

      Section 5.10. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

      Section 5.11. Resale of the Notes. During the period of two years after the last original issuance of the Notes the Company shall not, and shall not permit any of its Affiliates to, resell any of the Notes or the shares of Common Stock, if any, issued upon conversion of the Notes, that constitute "restricted securities" under Rule 144 under the Securities Act that have been reacquired by any of them.

                                   ARTICLE 6
         LISTS OF NOTEHOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

      Section 6.01. Lists of Noteholders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each March 1 and September 1 in each year beginning with September 1, 2006, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Noteholders as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note registrar.

      Section 6.02. Preservation and Disclosure of Lists.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Noteholders contained in the most recent list furnished to it as provided in Section 6.01 or maintained by the Trustee in its capacity as Note registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

      (b) The rights of Noteholders to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Noteholders made pursuant to the Trust Indenture Act.

      Section 6.03. Reports by Trustee.

      (a) The Trustee shall transmit to holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, deliver to holders a brief report, dated as of such May 15, that complies with the provisions of such Section 313(a).

      (b) A copy of each such report shall, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The

Company will notify the Trustee in writing within a reasonable time when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

                                   ARTICLE 7
                              DEFAULTS AND REMEDIES

      Section 7.01. Events of Default. The following events shall be "Events of Default" with respect to the Notes:

      (a) default in any payment of interest, including any Additional Interest, on any Note when due and payable and the default continues for a period of thirty days;

      (b) default in the payment of principal of any Note when due and payable at its Maturity Date, upon redemption, upon required repurchase, upon declaration of acceleration or otherwise;

      (c) failure by the Company to comply with its obligation to convert the Notes into cash or a combination of cash and Common Stock, as applicable, upon exercise of a holder's conversion right and such failure continues for a period of five days;

      (d) failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 16.02 when due;

      (e) failure by the Company for 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding (a copy of which notice, if given by holders, also to be given to the Trustee) has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture, which notice shall state that it is a "Notice of Default" hereunder;

      (f) default by the Company or any Subsidiary of the Company in the payment of the principal or interest on any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any debt for money borrowed in excess of $25 million in the aggregate of the Company and/or any such Subsidiary, whether such debt now exists or shall hereafter be created, resulting in such debt becoming or being declared due and payable, and such acceleration shall not have been rescinded or annulled within 30 days after written notice of such acceleration has been received by the Company or such Subsidiary;

      (g) a final judgment for the payment of $25 million or more rendered against the Company or any Subsidiary of the Company, which judgment is not fully covered by insurance or not discharged or stayed within 90 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;

      (h) the Company or any Subsidiary of the Company that is a "significant subsidiary" (as defined in Regulation S-X under the Exchange Act) or any group of Subsidiaries of the Company that in the aggregate would constitute a "significant subsidiary" shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or any such Subsidiary or group of Subsidiaries or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Subsidiary or group of Subsidiaries or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

      (i) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary of the Company that is a "significant subsidiary" (as defined in Regulation S-X under the Exchange Act) or any group of Subsidiaries of the Company that in the aggregate would constitute a "significant subsidiary" seeking liquidation, reorganization or other relief with respect to the Company or such Subsidiary or group of Subsidiaries or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Subsidiary or group of Subsidiaries or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety consecutive days.

      In case one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 7.01(h) or Section 7.01(i) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.04, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare 100% of the principal of and premium, if any, and accrued and unpaid interest and accrued and unpaid Additional Interest, if any, on all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.01(h) or
Section 7.01(i) occurs and is continuing with respect to the Company, the principal of all the Notes and accrued and unpaid interest and accrued and unpaid Additional Interest, if any, shall be immediately due and payable. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest and accrued and unpaid Additional Interest, if any, upon all Notes and the principal of and premium, if any, on any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest and accrued and unpaid Additional Interest, if any, (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes at such time) and amounts due to the Trustee pursuant to
Section 8.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all Events of Defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued and unpaid interest and accrued and unpaid Additional Interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 7.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Noteholders, and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Noteholders, and the Trustee shall continue as though no such proceeding had been instituted.

      Section 7.02. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 7.01 shall have occurred, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the holders of the Notes, the whole amount then due and payable on the Notes for principal, premium, if any, and interest and Additional Interest, if any, with interest on any overdue principal, premium, if any, interest and Additional Interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 8.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

      In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal premium, if any, and accrued and unpaid interest and accrued and unpaid Additional Interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 8.06 hereof, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

      All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

      In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

      Section 7.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 7 with respect to the Notes shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

      First, to the payment of all amounts due the Trustee under Section 8.06;

      Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes, including Additional Interest, if any, in default in the order of the maturity date of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto;

      Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount including the payment of the Fundamental Change Repurchase Price, the Repurchase Price, the Redemption Price and the cash component of the Conversion Obligation, if any, then owing and unpaid upon the Notes for principal and premium, if any, and interest, including Additional Interest, if any, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

      Fourth, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

      Section 7.04. Proceedings by Noteholders. No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such security or indemnity reasonably satisfactory to it against any loss, liability or expense to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the holders of a majority in principal amount of the Notes outstanding within such 60-day period pursuant to Section 7.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee that no one or more Noteholders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders (except as otherwise provided herein). For the protection and enforcement of this Section 7.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Noteholder to receive payment of the principal of and premium, if any (including the Redemption Price upon redemption pursuant to Article 3, the Repurchase Price upon repurchase pursuant to Section 16.01 and the Fundamental Change Repurchase Price upon repurchase pursuant to Section 16.02), and accrued and unpaid interest and accrued and unpaid Additional Interest, if any, on such Note, on or after the respective due dates expressed or provided for in such Note, in this Indenture or in the notice of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Noteholder.

      Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

      Section 7.05. Proceedings by Trustee. In case of an Event of Default the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      Section 7.06. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.07, all powers and remedies given by this
Article 7 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or any acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article 7 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

      Section 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other holder or that would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.04 may on behalf of the holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except (i) a default in the payment of premium, accrued and unpaid interest or accrued and unpaid Additional Interest, if any, on, or the principal (including any Redemption Price, Repurchase Price and Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of
Section 7.01, (ii) a failure by the Company to deliver cash and shares of Common Stock (or cash in lieu of fractional shares) upon conversion of the Notes or
(iii) a default in respect of a covenant or provision hereof which under Article 11 cannot be modified or amended without the consent of each holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

      Section 7.08. Notice of Defaults. The Trustee shall, within ninety (90) days after the occurrence and continuance of a Default of which a Responsible Officer has actual knowledge, mail to all Noteholders as the names and addresses of such holders appear upon the Note register, notice of all Defaults known to a Responsible Officer, unless such Defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of a Default in the payment of the principal of, or premium, if any, accrued and unpaid interest or accrued and unpaid Additional Interest, if any, on any of the Notes, including without limiting the generality of the foregoing any Default in the payment of any Fundamental Change Repurchase Price, then in any such event the Trustee shall be protected in withholding such notice if and so long as a committee of trust officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

      Section 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with
Section 9.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, accrued and unpaid interest or accrued and unpaid Additional Interest, if any, on any Note (including, but not limited to, the Redemption Price, the Repurchase Price or the Fundamental Change Repurchase Price with respect to the Notes being repurchased as provided in this Indenture) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 15.

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

      Section 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the holders unless such holders have offered to the Trustee reasonable indemnity or security against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

      (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

            (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and, after it has been qualified thereunder, the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

            (ii) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

      (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

      (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

      (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

      (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-registrar with respect to the Notes;

      (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless such Responsible Officer of the Trustee had actual knowledge of such event;

      (g) in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; and

      (h) in the event that the Trustee is also acting as Custodian, Note registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 8 shall also be afforded to such Custodian, Note registrar, Paying Agent, Conversion Agent or transfer agent.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

      Section 8.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.01:

      (a) the Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, Note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

      (c) the Trustee may consult with counsel and require an opinion of counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

      (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby;

      (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

      (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder; and

      (g) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

      In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action other than any such loss or damage caused by the Trustee's willful misconduct or gross negligence. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any holder of the Notes.

      Section 8.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

      Section 8.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent or Note registrar.

      Section 8.05. Monies to Be Held in Trust. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

      Section 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except, subject to the effect of Section 7.03, funds held in trust herewith for the benefit of the holders of particular Notes. The Trustee's right to receive payment of any amounts due under this Section 8.06 shall not be subordinate to any other liability or indebtedness of the Company (even though the Notes may be so subordinated). The obligation of the Company under this Section 8.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal or the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 8.06 shall extend to the officers, directors, agents and employees of the Trustee.

      Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.01(h) or Section 7.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

      Section 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

      Section 8.08. Conflicting Interests of Trustee. After qualification of this Indenture under the Trust Indenture Act, if the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either (i) eliminate such interest within 90 days, (ii) apply to the Commission for permission to continue as Trustee or (iii) resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 8.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      Section 8.10. Resignation or Removal of Trustee.

      (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the Noteholders at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Noteholders, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with Section 8.08 within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months, or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

            (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 9.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

      Section 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.06.

      No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and be eligible under the provisions of Section 8.09.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall mail or cause to be mailed notice of the succession of such trustee hereunder to the Noteholders at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.12. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 8.13. Limitation on Rights of Trustee as Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), after qualification under the Trust Indenture Act, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

      Section 8.14. Trustee's Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer that the Company has indicated to the Trustee should receive such application actually receives such application, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                   ARTICLE 9
                           CONCERNING THE NOTEHOLDERS

      Section 9.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 10, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the

Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix, but shall not be required to, in advance of such solicitation, a date as the record date for determining Noteholders entitled to take such action. The record date if one is selected shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

      Section 9.02. Proof of Execution by Noteholders. Subject to the provisions of Section 8.01, Section 8.02 and Section 10.05, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar. The record of any Noteholders' meeting shall be proved in the manner provided in Section 10.06.

      Section 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note registrar may deem the Person in whose name a Note shall be registered upon the Note register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) accrued and unpaid interest and accrued and unpaid Additional Interest, if any, on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon its order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following a Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder's right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture.

      Section 9.04. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture,


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Notes that are owned by the Company or any other obligor on the Notes or by any
Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on such Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to so act with respect to such Notes and that the pledgee is not the Company, any other obligor on the Notes or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

      Section 9.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note that is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.


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

                                   ARTICLE 10
                              NOTEHOLDERS' MEETINGS

      Section 10.01. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article 10 for any of the following purposes:

      (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 7;

      (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8;

      (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

      (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

      Section 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.01, shall be mailed to holders of such Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

      Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

      Section 10.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the


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

holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

      Section 10.04. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a Person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

      Subject to the provisions of Section 9.04, at any meeting of Noteholders each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the


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

proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.02 or Section 10.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      Section 10.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the Noteholders or of their representatives by proxy and the outstanding principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      Section 10.07. No Delay of Rights by Meeting. Nothing contained in this
Article 10 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE 11
                             SUPPLEMENTAL INDENTURES

      Section 11.01. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and


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

the Trustee, at the Company's expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

      (a) to cure any ambiguity, defect, omission or inconsistency in this Indenture in a manner that does not individually or in the aggregate adversely affect the rights of any holder of Notes in any material respect;

      (b) to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 12;

      (c) to add guarantees with respect to the Notes;

      (d) to secure the Notes;

      (e) to add to the covenants of the Company such further covenants, restrictions or conditions for the benefit of the Noteholders or surrender any right or power conferred upon the Company;

      (f) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

      (g) to make provisions with respect to the conversion of the Notes as required by Section 15.03(d) or Section 15.06; or

      (h) to make any other change that does not adversely affect the rights of any holder.

      Upon the written request of the Company, accompanied by a Board Resolution authorizing the execution of such supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.02.


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

      Section 11.02. Supplemental Indentures With Consent of Noteholders. With the consent (evidenced as provided in Article 9) of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Article 9 and including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee, at the Company's expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall:

      (a) reduce the percentage in aggregate principal amount of Notes outstanding necessary to modify or amend this Indenture or to waive any past default;

      (b) reduce the rate or extend the stated time for payment of interest, including Additional Interest, on any Note;

      (c) reduce the principal of, or extend the Maturity Date of, any Note;

      (d) make any change that impairs or adversely affects the conversion rights of any Notes;

      (e) reduce the Redemption Price, the Repurchase Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the holders of the Notes the Company's obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

      (f) make any Note payable in a currency other than that stated in the Note;

      (g) impair the right of any holder to receive payment of principal of and interest, including Additional Interest, if any, on such holder's Notes on or after the due dates therefor (including, for avoidance of doubt, on any date on which holders have the option to require the Company to purchase their Notes) or to institute suit for the enforcement of any payment on or with respect to such holder's Note;


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

      (h) modify the ranking provisions of this Indenture in a manner that is adverse to the holder of the Notes; or

      (i) make any change in this Article 11 that requires each holder's consent or in the waiver provisions in Section 7.01 or Section 7.07;

in each case without the consent of each holder of an outstanding Note affected.

      Upon the written request of the Company, accompanied by a copy of the Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Noteholders under this
Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. After an amendment under this Indenture becomes effective, the Company shall mail to the holders a notice briefly describing such amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the amendment.

      Section 11.03. Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article 11 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
11.03 shall not require such supplemental indenture to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act, nor shall any such qualification constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 11.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article 11 may, at the Company's expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

      Section 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11.

                                   ARTICLE 12
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      Section 12.01. Company May Consolidate, Etc. on Certain Terms.

      Subject to the provisions of Section 12.02, the Company shall not consolidate with, merge with or into, or convey, transfer or lease all or substantially all of its assets and properties to another Person, unless:

      (a) the resulting, surviving or transferee Person (the "Successor Company") if not the Company shall be a business entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Notes, this Indenture and, to the extent that it is otherwise still operative, the Registration Rights Agreement;

      (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture; and

      (c) if such Person is not a corporation, the Company has received an opinion of nationally recognized counsel experienced in such matters to the effect that investors in the Notes will be subject to tax for U.S. federal income tax purposes with respect to their investment in the Notes after such transaction in the same amount, at the same time and otherwise in the same manner as prior to such transaction.

      Upon any such consolidation, merger, conveyance, transfer or lease, the resulting, surviving or transferee (by conveyance, lease or otherwise) Person (if not the Company) shall succeed to, and may exercise every right and power of, the Company under this Indenture.

      For purposes of this Section 12.01, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

      Section 12.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, accrued and unpaid interest and accrued and unpaid Additional Interest, if any, on all of the Notes, the due and punctual conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as


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

the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, conveyance or transfer (but not in the case of a lease), the Person named as the "Company" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 12 may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

      In case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

      Section 12.03. Opinion of Counsel to Be Given Trustee. No merger, consolidation, conveyance, transfer or lease shall be effective unless the Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease and any such assumption complies with the provisions of this Article 12.

                                   ARTICLE 13
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

      Section 13.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or accrued and unpaid interest and accrued and unpaid Additional Interest, if any, on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation or entity, either directly or through the Company or any successor corporation or entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.


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

                                   ARTICLE 14
                             [INTENTIONALLY OMITTED]

                                   ARTICLE 15
                               CONVERSION OF NOTES

      Section 15.01. Conversion Privilege.

      (a) Upon compliance with the provisions of this Article 15, a Noteholder shall have the right, at such holder's option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note (i) subject to satisfaction of the conditions described in
Section 15.01(b) below, at any time prior to the close of business on the Business Day immediately preceding February 15, 2013 under the circumstances and during the periods set forth in Section 15.01(b) below, and (ii) irrespective of the conditions described in Section 15.01(b) below, on or after February 15, 2013 and prior to the close of business on the Business Day immediately preceding the Maturity Date, in each case, at an initial conversion rate (the "Conversion Rate") of 22.4618 shares of the Common Stock (subject to adjustment as provided in Section 15.04 of this Indenture) per $1,000 principal amount Note (the "Conversion Obligation").

            (b) The Notes shall be convertible prior to the close of business on the Business Day immediately preceding February 15, 2013, during the five Business Day period immediately after any five consecutive Trading Day period (the "Measurement Period") in which the Trading Price per $1,000 principal amount of Notes for each day of such Measurement Period was less than 103% of the product of the Last Reported Sale Price of the Common Stock on such Trading Day and the then-applicable Conversion Rate on such Trading Day, as such Trading Prices shall be determined by the Trustee, pursuant to this clause and the definition of Trading Price set forth in this Indenture. The Trustee shall have no obligation to determine the Trading Price of the Notes unless requested by the Company and unless the Company shall have selected the three independent nationally recognized securities dealers referred to in such definition of Trading Price and provided the Trustee with the names of and contact information for such dealers, and the Company shall have no obligation to make such request unless a Noteholder provides the Company with reasonable evidence that the Trading Price per $1,000 principal amount of the Notes would be less than 103% of the product of

      (a) the then-applicable Conversion Rate of the Notes and (b) the Last Reported Sale Price of the Common Stock at such time, at which time the Company shall instruct the Trustee to determine the Trading Price of the Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per Note is greater than or equal to 103% of the product of (a) the then-applicable Conversion Rate of the Notes and (b) the Last Reported Sale Price of the Common Stock on such Trading Day. If the Trading Price condition set forth above has been met, the Company shall so notify the Noteholders, the Trustee and the Conversion Agent. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per $1,000 principal amount of Notes is greater than 103% of the product of (a) the then-applicable Conversion Rate of the Notes and (b) the Last Reported Sale Price of the Common Stock on such Trading Day, the Company shall so notify the holders of the Notes, the Trustee and the Conversion Agent. In either case, the Company shall promptly publish a notice indicating that the Trading Price condition set forth above has been met or, at any time after the Trading Price condition set forth above has been met, that the Trading Price per $1,000 principal amount of Notes is greater than 103% of the product of (a) the then-applicable Conversion Rate of the Notes and (b) the Last Reported Sale Price of the Common Stock on the relevant Trading Day, as the case may be, in a newspaper of general circulation in The City of New York or publish such information on its website or through such other public medium as the Company may use at that time.

            (ii) Prior to the close of business on the Business Day immediately preceding February 15, 2013, in the event that the Company elects to:

                  (A) distribute to all or substantially all holders of its
            Common Stock rights or warrants, entitling them, for a period expiring within 60 days after the record date for such distribution, to subscribe for or purchase its Common Stock at a price less than the Last Reported Sale Price of the Common Stock for the Trading Day immediately preceding the declaration date for such distribution; or

                  (B) distribute to all or substantially all holders of its
            Common Stock the Company's assets, its debt securities, or rights to purchase securities of the Company, which distribution has a per share value (as determined by the Board of Directors) exceeding 15% of the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the date of declaration for such distribution, then, in each case, the Company shall notify all holders of the Notes, the Trustee and the Conversion Agent not less than 35 Business Days prior to the Ex-Dividend Date for such distribution. Once the Company has given such notice, the Notes may be surrendered for conversion at any time until the earlier of (i) the close of business on the Business Day immediately prior to such Ex-Dividend Date and (ii) the Company's announcement that such distribution will not take place, even if the Notes are not otherwise convertible at such time.

            (iii) In the event of a Fundamental Change, a Noteholder may surrender Notes for conversion at any time from, and including, the effective date of such Fundamental Change until, and including, the close of business on the Fundamental Change Repurchase Date corresponding to such Fundamental Change. The Company shall give notice of the effective date of the Fundamental Change in accordance with Section Section 16.02(b) as promptly as practicable after the occurrence of such date, but in any event, within five Business Days of such effective date.

      Section 15.02. Conversion Procedure.

      (a) [Reserved].

      (b) Subject to this Section 15.02, the Company will satisfy the Conversion Obligation with respect to each $1,000 principal amount of Notes tendered for conversion in cash and shares of fully paid Common Stock, if applicable, as follows:

            (i) The Company will deliver to each converting Noteholder, on the third Business Day immediately following the last day of the related Cash Settlement Averaging Period, cash and shares of Common Stock, if any, equal to the sum of the Daily Settlement Amounts for each of the twenty-five (25) Trading Days during the related Cash Settlement Averaging Period.

            (ii) The Company will also deliver to each converting Noteholder cash in lieu of fractional shares of Common Stock as set forth pursuant to clause (l) below, as the amount of such cash shall be determined by the Company.

            (iii) The Daily Settlement Amounts shall be determined by the Company promptly following the last day of the Cash Settlement Averaging Period. Promptly after such determination of the Daily Settlement Amounts and the amount of cash deliverable in lieu of fractional shares, the Company shall notify the Trustee and the Conversion Agent of the Daily Settlement Amounts and the amount of such cash. The Trustee and the Conversion Agents shall have no responsibility for any such determination.

      (c) [Reserved]

      (d) Before any holder of a Note shall be entitled to convert the same as set forth above, such holder shall (1) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such holder is not entitled as set forth in Section 15.02(j) and, if required, all transfer or similar taxes, if any, and (2) in the case of a Note issued in certificated form, (A) complete and manually sign and deliver an irrevocable notice to the Conversion Agent in the form on the reverse of such certificated Note (or a facsimile thereof) (Exhibit B hereto) (a "Notice of Conversion") at the office of the Conversion Agent and shall state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such holder wishes the certificate or certificates for any shares of Common Stock, if any, to be delivered upon settlement of the Conversion Obligation to be registered, (B) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (C) if required, pay funds equal to interest payable on the next Interest Payment Date to which such holder is not entitled as set forth in Section 15.02(j), (D) if required, furnish appropriate endorsements and transfer documents, and (E) if required, pay all transfer or similar taxes, if any. The Trustee (and if different, the relevant Conversion Agent) shall notify the Company of any conversion pursuant to this
Article 15 on the date of such conversion. No Notice of Conversion with respect to any Notes may be tendered by a holder thereof if such holder has also tendered a Fundamental Change Repurchase Notice or Repurchase Notice, as the case may be, and not validly withdrawn such Fundamental Change Repurchase Notice or Repurchase Notice, as the case may be, in accordance with Section 16.03.

      If more than one Note shall be surrendered for conversion at one time by the same holder, the Conversion Obligation with respect to such Notes, if any, that shall be payable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

      (e) A Note shall be deemed to have been converted immediately prior to the close of business on the date (the "Conversion Date") that the holder has complied with the requirements set forth in clause (d). Payment of the shares of Common Stock in cash and shares of Common Stock, if any, pursuant to Section 15.02(b) in satisfaction of the Conversion Obligation shall be made by the Company in no event later than the date specified in Section 15.02(b) by paying such cash and delivering shares of such Common Stock, if any (in each case, together with any cash in lieu of fractional shares), to the holder of a Note surrendered for conversion, or such holder's nominee or nominees, and issuing or causing to be issued, and delivering to the Conversion Agent or to such holder, or such holder's nominee or nominees, certificates or a book-entry transfer through the Depositary for the number of full shares of Common Stock to which such holder shall be entitled as part of such Conversion Obligation (together with any cash in lieu of fractional shares).

      (f) In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Note so surrendered, without charge to such holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

      (g) If a holder submits a Note for conversion, the Company shall pay all stamp and other duties, if any, that may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of shares of Common Stock, if any, upon the conversion. However, the holder shall pay any such tax that is due because the holder requests any shares of Common Stock to be issued in a name other than the holder's name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Trustee receives a sum sufficient to pay any tax that will be due because the shares are to be issued in a name other than the holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

      (h) Except as provided in Section 15.04, no adjustment shall be made for dividends on any shares issued upon the conversion of any Note as provided in this Article.

      (i) Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global

Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee.

      (j) Upon conversion, a Noteholder shall not receive any separate cash payment for accrued and unpaid interest and Additional Interest, if any, except as set forth below. The Company's settlement of the Conversion Obligations as described above shall be deemed to satisfy its obligation to pay the principal amount of the Note and accrued and unpaid interest and Additional Interest, if any, to, but not including, the Conversion Date. As a result, accrued and unpaid interest and Additional Interest, if any, to, but not including, the Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the preceding sentence, if Notes are converted after the close of business on a record date, holders of such Notes as of the close of business on the record date will receive the interest and Additional Interest, if any, payable on such Notes on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the corresponding Interest Payment Date must be accompanied by payment of an amount equal to the interest and Additional Interest, if any, payable on the Notes so converted; provided, however, that no such payment need be made (1) if the Company has specified a Fundamental Change Repurchase Date that is after a record date but on or prior to the next succeeding Interest Payment Date, (2) if the Company has specified a Redemption Date that is after a record date and on or prior to the Business Day immediately following the next Interest Payment Date or (3) to the extent of any overdue interest, if any, existing at the time of conversion with respect to such Note. Except as described above, no payment or adjustment will be made for accrued interest on converted Notes.

      (k) The Person in whose name the certificate for such shares of Common Stock is registered shall be treated as a stockholder of record as of the close of business on the last day of the Cash Settlement Averaging Period; provided, however, if the last day of the Cash Settlement Averaging Period occurs on any date when the stock transfer books of the Company shall be closed, such occurrence shall not be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such occurrence shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open. Upon conversion of Notes, such Person shall no longer be a Noteholder.

      (l) No fractional shares of Common Stock shall be issued upon conversion of any Note or Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of any Note or Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share), as determined by the Company, in an amount equal to the same fraction of the Last Reported Sale Price of the Common Stock on the last day of the applicable Cash Settlement Averaging Period.

      Section 15.03. Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection With Make-Whole Fundamental Changes.

      (a) Notwithstanding anything herein to the contrary, the Conversion Rate applicable to each Note that is surrendered for conversion, in accordance with this Article 15, at any time from, and including, the effective date of a Make-Whole Fundamental Change until, and including, the close of business on the Fundamental Change Repurchase Date corresponding to such Make-Whole Fundamental Change, shall be increased to an amount equal to the Conversion Rate that would, but for this Section 15.03, otherwise apply to such Note pursuant to this
Article 15, plus an amount equal to the Make-Whole Conversion Rate Adjustment; provided, however, that such increase to the Conversion Rate shall not apply if such Make-Whole Fundamental Change constitutes a Public Acquiror Change of Control with respect to which the Company shall have duly made, and given full effect to, an election, pursuant to and in accordance with Section 15.03(c), to make an Acquiror Stock Conversion Right Adjustment.

      As used herein, "Make-Whole Conversion Rate Adjustment" shall mean, with respect to each Make-Whole Fundamental Change and each applicable Note, an amount equal to the Applicable Increase. As used herein, "Applicable Increase" shall mean, with respect to a Make-Whole Fundamental Change, the amount set forth in the following table that corresponds to the effective date of such Make-Whole Fundamental Change (the "Effective Date") and the Stock Price of such Make-Whole Fundamental Change, all as determined by the Company:

                               Applicable Increase
                     (per $1,000 principal amount of Notes)

-------------------------------------------------------------------------------------------------------------
                                                                Stock price
-------------------------------------------------------------------------------------------------------------
Effective Date                 $37.10   $48.00   $58.00   $68.00  $78.00   $88.00   $98.00   $108.00 $118.00
-------------------------------------------------------------------------------------------------------------
March 8, 2006                  4.4923   2.2848   1.3491   0.8472  0.5538   0.3703   0.2494   0.1667  0.1089
-------------------------------------------------------------------------------------------------------------
March 15, 2007                 4.4923   2.2453   1.2866   0.7877  0.5049   0.3324   0.2209   0.1457  0.0934
-------------------------------------------------------------------------------------------------------------
March 15, 2008                 4.4923   2.1491   1.1833   0.7021  0.4403   0.2854   0.1872   0.1219  0.0769
-------------------------------------------------------------------------------------------------------------
March 15, 2009                 4.4923   2.0283   1.0547   0.5994  0.3655   0.2332   0.1517   0.0981  0.0613
-------------------------------------------------------------------------------------------------------------
March 15, 2010                 4.4923   1.8233   0.8681   0.4630  0.2729   0.1720   0.1115   0.0717  0.0441
-------------------------------------------------------------------------------------------------------------
March 15, 2011                 4.4923   1.5258   0.6154   0.2970  0.1702   0.1086   0.0719   0.0466  0.0282
-------------------------------------------------------------------------------------------------------------
March 15, 2012                 4.4923   1.0214   0.2826   0.1182  0.0723   0.0500   0.0344   0.0222  0.0125
-------------------------------------------------------------------------------------------------------------
March 15, 2013                 4.4923   0.0000   0.0000   0.0000  0.0000   0.0000   0.0000   0.0000  0.0000
-------------------------------------------------------------------------------------------------------------

      provided, however, that:

            (i) if the actual Stock Price of such Make-Whole Fundamental Change is between two Stock Prices listed in the table above under the column titled "Stock Price," or if the actual Effective Date of such Make-Whole Fundamental Change is between two Effective Dates listed in the table above in the row immediately below the title "Effective Date," then the Applicable Increase for such Make-Whole Fundamental Change shall be determined by the Company by linear interpolation between the Applicable Increases set forth for such two Stock Prices, or for such two Effective Dates based on a three hundred and sixty-five day year, as applicable;

            (ii) if the actual Stock Price of such Make-Whole Fundamental Change is greater than $118.00 per share (subject to adjustment as provided in Section 15.04), or if the actual Stock Price of such Make-Whole Fundamental Change is less than $37.10 per share (subject to adjustment as provided in Section 15.04), then the Applicable Increase shall be equal to zero (0) and this Section 15.03 shall not require the Company to increase the Conversion Rate with respect to such Make-Whole Fundamental Change;

            (iii) if an event occurs that requires, pursuant to this Article 15 (other than solely pursuant to this Section 15.03), an adjustment to the Conversion Rate, then, on the date and at the time such adjustment is so required to be made, each price set forth in the table above under the column titled "Stock Price" shall be deemed to be adjusted so that such Stock Price, at and after such time, shall be equal to the product of (1) such Stock Price as in effect immediately before such adjustment to such Stock Price and (2) a fraction whose numerator is the Conversion Rate in effect immediately before such adjustment to the Conversion Rate and whose denominator is the Conversion Rate to be in effect, in accordance with this Article 15, immediately after such adjustment to the Conversion Rate;

            (iv) In the case of a Make-Whole Fundamental Change that is a Fundamental Change pursuant to clause (ii) of the definition thereof, upon effectiveness of such Make-Whole Fundamental Change, the Notes will be convertible into cash and Reference Property as described in Section 15.06;

            (v) Each Applicable Increase amount set forth in the table above shall be adjusted in the same manner in which, and for the same events for which, the Conversion Rate is to be adjusted pursuant to Section 15.03 through Section 15.04; and

            (vi) in no event will the total number of shares of Common Stock issuable upon conversion of the Notes exceed 26.9541 per $1,000 principal amount of Notes, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 15.04.

      (b) At least fifteen (15) Business Days before the anticipated effective date of any proposed Make-Whole Fundamental Change, the Company shall mail to each Holder, the Trustee and the Conversion Agent written notice of, and shall publicly announce, through a public medium that is customary for such announcements, and publish on the Company's website, the anticipated effective date of such proposed Make-Whole Fundamental Change. Each such notice, announcement and publication shall also state (i) that the Company either (a) has elected, in accordance with Section 15.03(c), to make an Acquiror Stock Conversion Right Adjustment with respect to such Make-Whole Fundamental Change in lieu of increasing the Conversion Rate pursuant to Section 15.04 or (b) has elected not to make an Acquiror Stock Conversion Right Adjustment with respect to such Make-Whole Fundamental Change; and (ii) if the Company has elected not to make such Acquiror Stock Conversion Right Adjustment with respect to such Make-Whole Fundamental Change, that, in connection with such Make-Whole Fundamental Change, the Company shall increase, in accordance herewith, the Conversion Rate applicable to Notes entitled as provided herein to such increase (along with a description of how such increase shall be calculated and the time periods during which Notes must be surrendered in order to be entitled to such increase). No later than the actual Effective Date of each Make-Whole Fundamental Change, the Company shall mail to each Noteholder, the Trustee and the Conversion Agent written notice of, and shall publicly announce, through a public medium that is customary for such announcements, and publish on the Company's website, such Effective Date and the amount by which the Conversion Rate has been so increased.

      (c) Notwithstanding anything to the contrary in this Section 15.03, in the case of a Make-Whole Fundamental Change constituting a public Acquiror Change of Control, the Company shall have the right at its sole option to, in lieu of increasing the Conversion Rate as described in Section 15.03(a), elect to adjust the Conversion Rate and the related Conversion Obligation such that from and after the Effective Date of such Public Acquiror Change of Control, holders of the Notes will be entitled to convert their Notes (subject to the satisfaction of the conditions to conversions described in Section 15.01) into cash and shares of Public Acquiror Common Stock, at the adjusted Conversion Rate as provided in this Section 15.03(c), but will not be entitled to an increased Conversion Rate upon conversion as described in Section 15.03(a), such that, from and after the effective time of such Public Acquiror Change of Control, the right of each Holder of any Note to convert such Note into cash, shares of the Common Stock, if any, and cash for fractional shares shall be changed into the right to convert such Note into cash and shares of Public Acquiror Common Stock applicable to such Public Acquiror Change of Control, if any, at an initial Conversion Rate (which shall take effect at such effective time, but that shall thereafter be subject to adjustment in the same manner in which, and for the same events for which, the Conversion Rate is to be adjusted pursuant to this
Article 15) equal to the Conversion Rate in effect immediately before such effective time multiplied by a fraction:

            (i) the numerator of which will be (i) in the case of a share exchange, exchange offer, tender offer, consolidation, merger or binding share exchange pursuant to which the Common Stock is converted into cash, securities or other property, the average value of all cash and any other consideration (as determined by the Company's Board of Directors) paid or payable per share of Common Stock or (ii) in the case of any other Public Acquiror Change of Control, the average of the Last Reported Sale Prices of the Common Stock for the five consecutive Trading Days prior to but excluding the effective date of such Public Acquiror Change of Control, as determined by the Company, and

            (ii) the denominator of which will be the average of the Last Reported Sale Prices of the Public Acquiror Common Stock for the five consecutive Trading Days commencing on the Trading Day next succeeding the effective date of such Public Acquiror Change of Control, as determined by the Company.

Any such change in the right to convert the Notes in accordance with this
Section 15.03 is herein referred to as an "Acquiror Stock Conversion Right Adjustment." In addition, upon a Public Acquiror Change of Control, in lieu of converting Notes, the holder may, subject to certain conditions, require the Company to repurchase all or a portion of its Notes as provided in Article 16.

      (d) If the Company shall have elected, in accordance with this Section 15.03, to make an Acquiror Stock Conversion Right Adjustment with respect to a Public Acquiror Change of Control, then:

            (i) holders may convert their Notes (subject to the satisfaction of the conditions under Section 15.01) into cash and shares of Public Acquiror Common Stock, if any, as described in Section 15.02 as if all references therein to "Common Stock" were instead references to "Public Acquiror Common Stock" at the adjusted Conversion Rate described in subsection (c) of this Section 15.03 but will not be entitled to an increased Conversion Rate upon conversion as described under Section 15.03(a) in connection with such Public Acquiror Change of Control;

            (ii) the Company shall cause there to be executed and delivered to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee, which supplemental indenture shall (A) give due effect to such election in accordance with this Section 15.03, including, without limitation, evidencing a binding and enforceable obligation of the issuer of the applicable Public Acquiror Common Stock to satisfy the right of Holders to convert Notes in accordance with this Article 15 and this
      Section 15.03; (B) be executed by, without limitation, such issuer; (C) contain such additional provisions, if any, necessary to protect the interests of the Holders of the Notes as the Board of Directors in good faith shall reasonably determine (which determination shall be described in a Board Resolution); and (D) be in full force and effect no later than the effective time of such Public Acquiror Change of Control;

            (iii) the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons for such supplemental indenture, the nature of the change in the conversion right pursuant to such Acquiror Stock Conversion Right Adjustment and the Conversion Rate as adjusted therefor; and

            (iv) such election shall be irrevocable with respect to such Public Acquiror Change of Control and shall be deemed to have been made at the time the Company shall, with respect to such Public Acquiror

      Change of Control, mail the first notice, or make the first public announcement or publication, whichever shall occur earlier, referred to in
      Section 15.03(b) (it being understood that the Company shall discharge its obligations hereunder in good faith in determining whether an announced transaction and a completed transaction are deemed, for purposes of this clause (iv), to be the same Public Acquiror Change of Control despite differences in the announced terms and the terms as such transaction was consummated);

provided, however, that the Company shall not be required to give effect to such election to make an Acquiror Stock Conversion Right Adjustment with respect to such Public Acquiror Change of Control if such Public Acquiror Change of Control is not consummated.

      For avoidance of doubt, (x) any change, pursuant to this Section 15.03, in the right of Holders to convert Notes shall apply to all holders and (y) the provisions of this Section 15.03 shall not affect or diminish the Company's obligations, if any, pursuant to Article 12 with respect to a Public Acquiror Change of Control or Make-Whole Fundamental Change.

      Nothing in this Section 15.03 shall prevent an adjustment to the Conversion Rate pursuant to Section 15.04 in respect of a Make-Whole Fundamental Change or a Public Acquiror Change of Control.

      Section 15.04. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

      (a) In case the Company shall issue shares of Common Stock as a dividend or distribution to all holders of the outstanding Common Stock, on shares of Common Stock, or if the Company effects a share split or share combination, the Conversion Rate will be adjusted based on the following formula:

                            CR(1)=CR(0)X OS(1)/OS(O)

where

         CR(0)  =          the Conversion Rate in effect immediately prior to
                           the Ex-Dividend Date for such dividend or distribution, or the effective date of such share split or share combination, as the case may be;

         CR(1)  =          the Conversion Rate in effect immediately after such
                           event;

         OS(0)  =          the number of shares of Common Stock outstanding
                           immediately prior to the Ex-Dividend Date for such dividend or distribution, or the effective date of such share split or share combination, as the case may be; and

         OS(1)  =          the number of shares of Common Stock outstanding
                           immediately after such dividend, distribution, share split or share combination, as the case may be.

Such adjustment shall become effective immediately after 9:00 a.m., New York City time, on the Ex-Dividend Date fixed for such dividend. If any dividend or distribution of the type described in this Section 15.04(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or subdivide or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, subdivision or combination had not been declared.

      (b) In case the Company shall distribute to all or substantially all holders of its Common Stock any rights or warrants entitling them for a period expiring within sixty (60) calendar days after the date of distribution to subscribe for or purchase shares of the Common Stock, at a price per share less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, the Conversion Rate shall be adjusted based on the following formula:

                      CR(1)=CR(0) x OS(0) + X / OS(0) + Y

where

         CR(0)  =          the Conversion Rate in effect immediately prior to
                           the Ex-Dividend Date for such distribution;

         CR(1)  =          the Conversion Rate in effect immediately after the
                           Ex-Dividend Date for such distribution;

         OS(0)  =          the number of shares of the Common Stock that are
                           outstanding immediately prior to the Ex-Dividend Date for such distribution;

         X      =          the total number of shares of the Common Stock
                           issuable pursuant to such rights or warrants; and

         Y      =          the number of shares of the Common Stock equal to
                           the aggregate price payable to exercise such rights or warrants, divided by the average of the Last
                           Reported Sale Prices of Common Stock over the ten consecutive Trading Day period ending on the Trading
                           Day immediately preceding the Ex-Dividend Date relating to such distribution of such rights or warrants.

Such adjustment shall be successively made whenever any such rights or warrants are distributed and shall become effective immediately after 9:00 a.m., New York City time, on the Ex-Dividend Date for such distribution. The Company shall not issue any such rights or warrants in respect of shares of the Common Stock held in treasury by the Company. To the extent that shares of the Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Ex-Dividend Date for such distribution had not been fixed.

In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such Last Reported Sale Price of the Common Stock, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

      (c) In case the Company shall distribute shares of its Capital Stock, evidences of its indebtedness or other of its assets or property other than (x) dividends or distributions and rights or warrants as covered by Section 15.04(a) and Section 15.04(b), (y) dividends or distributions paid exclusively in cash, and (z) Spin-Offs to which the provisions set forth below in this Section 15.04(c) shall apply (any of such shares of Capital Stock, indebtedness, or other asset or property hereinafter in this Section 15.04(c) called the "Distributed Property"), to all or substantially all holders of its Common Stock, then, in each such case the Conversion Rate shall be adjusted based on the following formula:

                        CR(1)=CR(0) x SP(0)/SP(0) - FMV

where

         CR(0)  =          the Conversion Rate in effect immediately prior to
                           the Ex-Dividend Date for such distribution;

         CR(1)  =          the Conversion Rate in effect immediately after the
                           Ex-Dividend Date for such distribution;

         SP(0)  =          the average of the Last Reported Sale Prices of the
                           Common Stock over the ten consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Dividend Date for such distribution;
                           and

         FMV    =          the fair market value (as determined by the Board of
                           Directors) of the shares of Capital Stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Such adjustment shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Dividend Date for such distribution; provided that if the then fair market value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than SP0 as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each $1,000 principal amount of Notes upon conversion, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.04(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 15.04(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit (a "Spin-Off"), the Conversion Rate in effect immediately before 5:00 p.m., New York City time, on the tenth Trading Day immediately following, and including, the effective date of the Spin-Off will be increased based on the following formula:

                       CR(1)=CR(0) x FMV(0) + MP(0)/MP(0)

where

         CR(00  =          the Conversion Rate in effect immediately prior to
                           the tenth Trading Day immediately following, and including, the effective date of the Spin-Off;

         CR(1)  =          the Conversion Rate in effect immediately after the
                           tenth Trading Day immediately following, and including, the effective date of the Spin-Off;

         FMV(0) = the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock over the first ten consecutive Trading Day period after (and including) the effective date of the Spin-Off; and

         MP(0)  =          the average of the Last Reported Sale Prices of the
                           Common Stock over the first ten consecutive Trading
                           Day period after (and including) the effective date of the Spin-Off.

The adjustment to the Conversion Rate under the preceding paragraph shall occur on the tenth Trading Day immediately following, and including, the effective date of the Spin-Off.

      Rights or warrants distributed by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock, including Common Stock, (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.04 (and no adjustment to the Conversion Rate under this Section 15.04 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 15.04(c). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 15.04 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

      For purposes of this Section 15.04(c), Section 15.04(a), and Section 15.04(b), any dividend or distribution to which this Section 15.04(c) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 15.04(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants to which Section 15.04(b) applies (and any Conversion Rate adjustment required by this Section 15.04(c) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Section 15.04(a) and Section 15.04(b) with respect to such dividend or distribution shall then be made), except (A) the Ex-Dividend Date of such dividend or distribution shall be substituted as "the Ex-Dividend Date," "the Ex-Dividend Date relating to such distribution of such rights or warrants" and "the Ex-Dividend Date for such distribution" within the meaning of Section 15.04(a) and Section 15.04(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding immediately prior to the Ex-Dividend Date for such dividend or distribution, or the effective date of such share split or share combination, as the case may be" within the meaning of
Section 15.04(a) or "outstanding immediately prior to the Ex-Dividend Date for such dividend or distribution" within the meaning of Section 15.04(b).

            (d) (i) If any regular, quarterly cash dividend or distribution made to all or substantially all holders of its Common Stock during any quarterly fiscal period does not equal the Initial Dividend Threshold, the Conversion Rate shall be adjusted based on the following formulas:

                  (A) If the per share amount of such regular, quarterly cash dividend or distribution is greater than the Initial Dividend Threshold, the Conversion Rate will be adjusted based on the following formula:

                          CR(1)=CR(0) x SP(0)/SP(0)-C

where

         CR0    =          the Conversion Rate in effect immediately prior to
                           the Ex-Dividend Date for such dividend or distribution;

         CR(1)  =          the Conversion Rate in effect immediately after the
                           Ex-Dividend Date for such dividend or distribution;

         SP(0)  =          the Last Reported Sale Price of the Common Stock on
                           the Trading Day immediately preceding the Ex-Dividend
                           Date for such dividend or distribution; and

         C      =          the amount in cash per share the Company distributes
                           to holders of its Common Stock in excess of the Initial Dividend Threshold.

            Such adjustment shall become effective immediately after 9:00 a.m., New York City time, on the Ex-Dividend Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of the Common Stock is equal to or greater than SP0 as above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each $1,000 principal amount of Notes upon conversion, the amount of cash such holder would have received had such holder owned a number of shares equal to the Conversion Rate on the Record Date for such distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (B) If the per share amount of such regular, quarterly cash dividend or distribution is less than the Initial Dividend Threshold, the Conversion Rate will be adjusted based on the following formula:

                           CR(1)=CR(0) x SP(0)/SP(0)+C

where

         CR(0)  =          the Conversion Rate in effect immediately prior to
                           the Ex-Dividend Date for such dividend or distribution;

         CR(1)  =          the Conversion Rate in effect immediately after the
                           Ex-Dividend Date for such dividend or distribution;

         SP(0)  =          the Last Reported Sale Price of the Common Stock on
                           the Trading Day immediately preceding the Ex-Dividend
                           Date for such dividend or distribution; and

         C      =          the Initial Dividend Threshold minus the amount in
                           cash per share the Company distributes to holders of its Common Stock.

            Such adjustment shall become effective immediately after 9:00 a.m., New York City time, on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

            (ii) If the Company pays any cash dividend or distribution that is not a regular, quarterly cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Rate will be adjusted based on the following formula:

                          CR(1)=CR(0) x SP(0)/SP(0)-C

where

         CR(0)  =          the  Conversion  Rate in  effect  immediately  prior
                           to the Ex-Dividend Date for such dividend or distribution;

         CR(1)  =          the Conversion Rate in effect immediately after the
                           Ex-Dividend Date for such dividend or distribution;

         SP(0)  =          the Last  Reported  Sale Price of the Common Stock on
                           the Trading Day immediately preceding the Ex-Dividend
                           Date for such dividend or distribution; and

         C      =          the amount in cash per share the Company distributes
                           to holders of its Common Stock.

            Such adjustment shall become effective immediately after 9:00 a.m., New York City time, on the Ex-Dividend Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of the Common Stock is equal to or greater than SP0 as above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each $1,000 principal amount of Notes upon conversion, the amount of cash such holder would have received had such holder owned a number of shares equal to the Conversion Rate on the Record Date for such distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

            (iii) For the avoidance of doubt, for purposes of this Section 15.04(d), in the event of any reclassification of the Common Stock, as a result of which the Notes become convertible into more than one class of Common Stock, if an adjustment to the Conversion Rate is required pursuant to this Section 15.04(d), references in this Section to one share of Common Stock or Last Reported Sale Price of one share of Common Stock shall be deemed to refer to a unit or to the price of a unit consisting of the number of shares of each class of Common Stock into which the Notes are then convertible equal to the numbers of shares of such class issued in respect of one share of Common Stock in such reclassification. The above provisions of this paragraph shall similarly apply to successive reclassifications.

      (e) If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer that is subject to the tender offer rules, then, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

                          CR(1)=CR(0) x AC + (SP(1) x OS(1))/OS(0) x SP(1)

where

         CR(0)  =          the Conversion Rate in effect on the date such tender
                           or exchange offer expires;

         CR(1)  =          the Conversion Rate in effect on the day next
                           succeeding the date such tender or exchange offer expires;

         AC     =          the aggregate value of all cash and any other
                           consideration (as determined by the Board of Directors) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

         OS(0)  =          the number of shares of Common Stock outstanding
                           immediately prior to the date such tender or exchange offer expires;

         OS(1)  =          the number of shares of Common Stock outstanding
                           immediately after the date such tender or exchange offer expires; and

         SP(1)  =          the average of the Last Reported Sale Prices of
                           Common Stock over the ten consecutive Trading Day period commencing on the Trading Day next succeeding the date such tender or exchange offer expires,

such adjustment to become effective immediately prior to the opening of business on the day following the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any or all or any portion of such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that had been effected.

      (f) No adjustment to the Conversion Rate (other than an adjustment (i) in connection with a share combination as described in Section 15.04(a) or (ii) pursuant to Section 15.04(d)(i)(B)) will be made if the application of the foregoing formulae would result in a decrease in the Conversion Rate. In addition, no adjustment to the Conversion Rate shall be made to the extent that the adjustment would reduce the Conversion Price below the par value per share of the Common Stock. For purposes of this Section 15.04, the term "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other security) have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

      (g) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of its Common Stock or any securities convertible into or exchangeable for shares of its Common Stock or the right to purchase shares of its Common Stock or such convertible or exchangeable securities.

      (h) The Initial Dividend Threshold shall be subject to adjustment in a manner inversely proportional to adjustments to the Conversion Rate made pursuant to this Section 15.04; provided that no adjustment will be made to the Initial Dividend Threshold for any adjustment made to the Conversion Rate pursuant to Section 15.04(d)(i).

      (i) In addition to those required by clauses (a), (b), (c), (d) and (e) of this Section 15.04, and to the extent permitted by applicable law and subject to the applicable rules of the New York Stock Exchange, the Company from time to time may increase the Conversion Rate by any amount for a period of at least twenty (20) Business Days if the Board of Directors determines that such increase would be in the Company's best interest. In addition, the Company may also (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with any dividend or distribution of shares (or rights to acquire shares) or similar event. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to the holder of each Note at its last address appearing on the Note register provided for in Section 2.06 a notice of the increase at least fifteen days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

      (j) The applicable Conversion Rate will not be adjusted:

            (i) upon the issuance of any shares of the Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company's securities and the investment of additional optional amounts in shares of the Common Stock under any plan;

            (ii) upon the issuance of any shares of the Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company's subsidiaries;

            (iii) upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the date the Notes were first issued;

            (iv) for a change in the par value of the Common Stock;

            (v) for accrued and unpaid interest, including Additional Interest, if any; or

            (vi) if Noteholders participate, as a result of holding the Notes, at the same time and in the same manner as holders of the Common Stock, as if such Noteholders held a number of shares of Common Stock equal to the then-applicable Conversion Rate, in any of the transactions described in clause (a), (b), (c), (d) or (e) of this Section 15.04 without having to convert their Notes.

      (k) All calculations and other determinations under this Article 15 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000) of a share. No adjustment pursuant to this Section 15.04 shall be made to the Conversion Rate unless such adjustment would require a change of at least 1% in the Conversion Rate then in effect at such time. However, any adjustments that are less than 1% of the Conversion Rate shall be carried forward and taken into account in any subsequent adjustment, regardless of whether the aggregate adjustment is less than 1% within one year of the first adjustment carried forward, upon redemption, upon a Fundamental Change or at the Maturity Date.

      (l) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at its last address appearing on the Note register provided for in
Section 2.06 of this Indenture, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

      (m) For purposes of this Section 15.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      Section 15.05. Shares to Be Fully Paid. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Notes from time to time as such Notes are presented for conversion.

      Section 15.06. Effect of Reclassification, Consolidation, Merger or Sale.

      If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), (ii) any consolidation, merger or combination of the Company with another Person, or (iii) any sale or conveyance of all or substantially all of the property and assets of the Company to any other Person, in each case as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property or assets with respect to or in exchange for such Common Stock (any such event a "Merger Event"), then:

      (a) the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) permitted under Section 11.01(h) providing for the conversion and settlement of the Notes as set forth in this Indenture. Such supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15. If, in the case of any Merger Event, the Reference Property includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent required by the Board of Directors and practicable the provisions providing for the repurchase rights set forth in Article 16 herein.

      In the event the Company shall execute a supplemental indenture pursuant to this Section 15.06, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefore, the kind or amount of cash, securities or property or asset that will constitute the Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Noteholders. The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Noteholder, at its address appearing on the Note register provided for in this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      (b) Notwithstanding the provisions of Section 15.02(b), and subject to the provisions of Section 15.01 and Section 15.03, at the effective time of such Merger Event, (i) the right to convert each $1,000 principal amount of Notes will be changed to a right to convert such Note into the kind and amount of shares of stock, securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such transaction would have owned or been entitled to receive (the "Reference Property") and (ii) the related Conversion Obligation shall be settled as set forth under clause (c) below. In the event holders of the Common Stock have the opportunity to elect the form of consideration to be received in such Merger Event, the Company shall make adequate provision whereby the holders of the Notes shall have a reasonable opportunity to determine the form of consideration into which all of the Notes, treated as a single class, shall be convertible from and after the effective date of such Merger Event. Such determination shall be as set forth in Section
9.01 and shall be subject to any limitations to which all of the holders of the Common Stock are subject, such as pro-rata reductions applicable to any portion of the consideration payable in such Merger Event and shall be conducted in such a manner as to be completed by the date that is the earliest of (x) the deadline for elections to be made by holders of the Common Stock in connection with such Merger Event, and (y) two Scheduled Trading Days prior to the anticipated effective date of such Merger Event. The Company shall provide notice of the opportunity to determine the form of such consideration, as well as notice of the determination made by holders of the Notes by issuing a press release and providing a copy of each such notice to the Trustee. Notwithstanding anything herein to the contrary, any such determination by the holders of the Notes shall be based solely on the elections of Holders received by the Trustee on or prior to the date of completion referred to in the second preceding sentence and the form or forms of consideration so determined shall be in the same proportion as the proportion in principal amount of Notes so electing each such form of consideration. The Company shall not become a party to any Merger Event unless its terms are consistent with this Section 15.06. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash and shares of Common Stock, as set forth in Section 15.01 and Section 15.02 prior to the effective date of such Merger Event.

      (c) If the Notes are convertible into cash and Reference Property as set forth above, the related Conversion Obligation, with respect to each $1,000 principal amount of Notes tendered for conversion after the effective date of any such Merger Event, shall be settled in cash and units of Reference Property in accordance with Section 15.02(b) as follows:

            (i) The Company shall deliver, on the third Business Day immediately following the last day of the related Cash Settlement Averaging Period, cash and shares of Common Stock, if any, equal to the sum of the Daily Settlement Amounts for each of the twenty-five Trading Days during the related Cash Settlement Averaging Period (provided that (x) such Daily Settlement Amounts, and the Daily Conversion Value, will be determined as if references in such definitions to "the Daily VWAP of the Common Stock" were references instead "the Daily VWAP of a unit of Reference Property composed of the kind and amount of shares of stock, securities or other property or assets (including cash or any combination thereof) that a holder of one share of Common Stock immediately prior to such transaction would have owned or been entitled to receive" (subject to the Noteholder's right to determine the form of consideration into which all of the Notes, treated as a single class, shall be convertible from and after the effective date of such Merger Event as described above in this Section 15.06) and (y) the Daily VWAP shall be determined with respect to such a unit of Reference Property).

            (ii) The Company will deliver the cash in lieu of fractional units of Reference Property as set forth pursuant to Section 15.02(l) (provided that the amount of such cash shall be determined as if references in such Section to "the Last Reported Sale Price of the Common Stock" were a reference instead to "the Last Reported Sale Price of a unit of Reference Property composed of the kind and amount of shares of stock, securities or other property or assets (including cash or any combination thereof) that a holder of one share of Common Stock immediately prior to such transaction would have owned or been entitled to receive" (subject to the Noteholder's right to determine the form of consideration into which all of the Notes, treated as a single class, shall be convertible from and after the effective date of such Merger Event as described above in this
      Section 15.06).

            (iii) The Daily Settlement Amounts shall be determined by the Company promptly following the last day of the Cash Settlement Averaging Period.

      (d) Notwithstanding clause (c) above, if the Notes are tendered for conversion prior to the effective date of any such Merger Event pursuant to
Section 15.03 above, and the Company shall be obligated to deliver any additional consideration (other than cash) as a result of an increase in the Conversion Rate pursuant to Section 15.03 following the effective date of such Merger Event, such additional consideration shall be delivered in the kind and amount of Reference Property as a holder of the relevant number of shares of Common Stock would have received in such Merger Event (subject to the Noteholder's right to determine the form of consideration into which all of the Notes, treated as a single class, shall be convertible from and after the effective date of such Merger Event as described above in this Section 15.06).

      (e) The above provisions of this Section shall similarly apply to successive Merger Events.

      Section 15.07. Certain Covenants.

      (a) The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

      (b) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

      (c) The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Company will, if permitted and required by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Notes.

      Section 15.08. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Noteholder to determine the Conversion Rate or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.03(d) or Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.03(d) or Section 15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of
Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Neither the Trustee nor the Conversion Agent shall be responsible for determining whether any event contemplated by Section 15.01(b) has occurred that makes the Notes eligible for conversion or no longer eligible therefor until the Company has delivered to the Trustee and the Conversion Agent the notices referred to in
Section 15.01(b) with respect to the commencement or termination of such conversion rights, on which notices the Trustee and the Conversion Agent may conclusively rely, and the Company agrees to deliver such notices to the Trustee and the Conversion Agent


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

immediately after the occurrence of any such event or at such other times as shall be provided for in Section 15.01(b).

      Section 15.09. Notice to Holders Prior to Certain Actions. In case:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.04; or

            (b) the Company shall authorize the granting to all of the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

            (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Noteholder at its address appearing on the Note register, provided for in
Section 2.06 of this Indenture, as promptly as possible but in any event at least twenty days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.


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      Section 15.10. Shareholder Rights Plans. Each share of Common Stock issued upon conversion of Notes pursuant to this Article 15 shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights plan adopted by the Company, as the same may be amended from time to time. If at the time of conversion, however, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable shareholder rights agreement so that the holders of the Notes would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Notes, the Conversion Rate will be adjusted at the time of separation as if the Company has distributed to all holders of Common Stock, shares of Capital Stock of the Company, evidence of indebtedness or assets as provided in Section 15.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

                                   ARTICLE 16
                    REPURCHASE OF NOTES AT OPTION OF HOLDERS

      Section 16.01. Repurchase at Option of Holders.

      (a) Notes or portions thereof shall be purchased by the Company at the option of the holder for cash on March 15, 2013 and March 15, 2021 (each, a "Repurchase Date"), at a purchase price (the "Repurchase Price") equal to 100% of the principal amount of the Notes to be repurchased. The Company shall pay any accrued and unpaid interest, including Additional Interest, if any, thereon to (but excluding) such Repurchase Date to the holders of such Notes at the close of business on the record date immediately preceding such Repurchase Date. Not later than 20 Business Days prior to any Repurchase Date, the Company shall mail a notice (the "Company Notice") by first class mail to the Trustee, to the Paying Agent and to each holder (and to beneficial owners as required by applicable law). The notice shall include a form of repurchase notice to be completed by a holder and shall state:

            (i) the last date on which a Noteholder may exercise its repurchase right pursuant to this Section 16.01;

            (ii) the Repurchase Price and the Conversion Rate;


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            (iii) the name and address of the Trustee, the Paying Agent and the
      Conversion Agent;

            (iv) that Notes as to which a Repurchase Notice has been given may be converted only in accordance with Article 15 hereof and the terms of the Notes if the applicable Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

            (v) that Notes must be surrendered to the Paying Agent to collect payment;

            (vi) that the Repurchase Price for any Note as to which a Repurchase Notice has been given and not withdrawn will be paid promptly following the later of the Repurchase Date and the time of surrender of such Note as described in (v);

            (vii) the procedures the holder must follow to exercise its repurchase rights under this Section 16.01 and a brief description of those rights;

            (viii) briefly, the conversion rights with respect to the Notes;

            (ix) the procedures for withdrawing a Repurchase Notice; and

            (x) the CUSIP number of the Notes.

      At the Company's request, the Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

      The Company will promptly publish a notice containing the information included in the Company Notice in a newspaper of general circulation in The City of New York or publish such information on the Company's website or through such other public medium as the Company may use at that time.

      Purchases of Notes hereunder shall be made, at the option of the holder thereof, upon:

                  (A) delivery to the Paying Agent by the holder of a written notice of repurchase substantially in the form set forth on the reverse of the Note as Exhibit D thereto (a "Repurchase Notice") during the period beginning at any time from the


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

            opening of business on the date that is 20 Business Days prior to the relevant Repurchase Date until the close of business on the second Business Day prior to the Repurchase Date stating:

                        (1) if certificated Notes have been issued, the
                  certificate number of the Notes that the holder will deliver to be purchased,

                        (2) the portion of the principal amount of the Notes to
                  be purchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000, and

                        (3) that such Notes shall be purchased by the Company as
                  of the Repurchase Date pursuant to the terms and conditions specified in the Notes and in this Indenture;

            provided, however, that if the Notes are not in certificated form, the Repurchase Notice must comply with appropriate Depositary procedures; and

                  (B) book-entry transfer or delivery of such Note to the Paying
            Agent at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Section 16.01 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

      No Repurchase Notice with respect to any Notes may be tendered by a holder thereof if such holder has also tendered a Fundamental Change Repurchase Notice and not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 16.03.

      The Company shall purchase from the holder thereof, pursuant to this
Section 16.01, a portion of a Note, if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.


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

      Any purchase by the Company contemplated pursuant to the provisions of this Section 16.01 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Repurchase Date and the time of delivery of the Note.

      Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent the Repurchase Notice contemplated by this Section 16.01 shall have the right to withdraw, in whole or in part, such Repurchase Notice at any time prior to the close of business on the second Business Day prior to the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 16.03 below.

      The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

      (b) Notwithstanding the foregoing, no Notes may be repurchased by the Company at the option of the holders if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to the Repurchase Date (except in the case of an acceleration resulting from a default by the Company in the payment of the Repurchase Price with respect to such Notes).

      (c) In connection with any purchase offer, the Company will:

            (i) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act,

            (ii) file a Schedule TO or any successor or similar schedule, if required under the Exchange Act, and

            (iii) otherwise comply with all federal and state securities laws in connection with any offer by the Company to purchase the Notes.

      Section 16.02. Repurchase at Option of Holders Upon a Fundamental Change.

      (a) If there shall occur a Fundamental Change at any time prior to maturity of the Notes, then each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes for cash, or any portion thereof that is an integral multiple of $1,000 principal amount, on the date (the "Fundamental Change Repurchase Date") specified by the Company that is not less than twenty (20) Business Days and not more than thirty five (35) Business Days after the date of the Fundamental Change Company


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

Notice (as defined below) at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, including unpaid Additional Interest, if any, thereon to, but excluding, the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price"). If such Fundamental Change Repurchase Date falls after a record date for the payment of interest, and on or prior to the corresponding Interest Payment Date, the Company shall instead pay the principal amount to the Noteholders surrendering the Notes for repurchase pursuant to this Section 16.02, and pay the full amount of accrued and unpaid interest, including accrued and unpaid Additional Interest, if any, payable on such Interest Payment Date to the holder of record on the close of business on the corresponding record date. Repurchases of Notes under this
Section 16.02 shall be made, at the option of the holder thereof, upon:

            (i) delivery to the Paying Agent by a holder of a duly completed notice (the "Fundamental Change Repurchase Notice") in the form set forth on the reverse of the Note as Exhibit C thereto prior to the close of business on the second Business Day prior to the Fundamental Change Repurchase Date; and

            (ii) delivery or book-entry transfer of the Notes to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Paying Agent in The Borough of Manhattan, such delivery being a condition to receipt by the holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 16.02 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Notice.

      The Fundamental Change Repurchase Notice shall state:

                  (A) if certificated, the certificate numbers of Notes to be delivered for purchase;

                  (B) the portion of the principal amount of Notes to be
            repurchased, which must be $1,000 or an integral multiple thereof;
            and

                  (C) that the Notes are to be repurchased by the Company
            pursuant to the applicable provisions of the Notes and the Indenture;


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

            provided, however, that if the Notes are not in certificated form, the Fundamental Change Repurchase Notice must comply with appropriate Depositary procedures

      Any purchase by the Company contemplated pursuant to the provisions of this Section 16.02 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Fundamental Change Repurchase Date and the time of the book-entry transfer or delivery of the Note.

      Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this
Section 16.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the second Business Day prior to the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 16.03 below.

      The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

      (b) As promptly as practicable after the occurrence of the effective date for a Fundamental Change, and in no event more than five Business Days after the effective date of the Fundamental Change, the Company shall mail or cause to be mailed to all holders of record of the Notes a notice (the "Fundamental Change Company Notice") of the effective date of the Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof. Such mailing shall be by first class mail. The Company shall also deliver a copy of the Fundamental Change Company Notice to the Trustee, the Paying Agent and the Conversion Agent within five Business Days after the Effective Date of the Fundamental Change. The Company will also promptly publish a notice containing the information set forth in the Fundamental Change Company Notice in a newspaper of general circulation in The City of New York or publish such information on the Company's website or through such other public medium as the Company may use at that time.

      Each Fundamental Change Company Notice shall specify:

            (i) the events causing the Fundamental Change;

            (ii) the effective date of the Fundamental Change;


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

            (iii) the last date on which a holder may exercise the repurchase right;

            (iv) the Fundamental Change Repurchase Price;

            (v) the name and address of the Paying Agent and the Conversion Agent, if applicable;

            (vi) the Fundamental Change Repurchase Date;

            (vii) that the Notes are eligible to be converted, the applicable Conversion Rate, any adjustments to the applicable Conversion Rate and, in the case of a Fundamental Change prior to February 15, 2013, that the conversion right with respect to the Notes terminates as of the relevant Fundamental Change Repurchase Date;

            (viii) that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a holder may be converted only if the holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of the Indenture;

            (ix) that the holder must exercise the repurchase right on or prior to the close of business on the Fundamental Change Repurchase Date (the "Fundamental Change Expiration Time");

            (x) that the holder shall have the right to withdraw any Notes surrendered prior to the Fundamental Change Expiration Time; and

            (xi) the procedures that holders must follow to require the Company to repurchase their Notes.

      No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 16.02.

      (c) Notwithstanding the foregoing, no Notes may be repurchased by the Company at the option of the holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to the Fundamental Change Repurchase Date (except in the case of an acceleration resulting from a default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes).


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

      (d) In connection with any purchase offer, the Company will:

            (i) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act,

            (ii) file a Schedule TO or any successor or similar schedule, if required under the Exchange Act, and

            (iii) otherwise comply with all federal and state securities laws in connection with any offer by the Company to purchase the Notes.

      Section 16.03. Withdrawal of Repurchase Notice or Fundamental Change Repurchase Notice.

      (a) A Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the Corporate Trust Office of the Paying Agent in accordance with the Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, at any time prior to the close of business on the second Business Day prior to the Repurchase Date or prior to the close of business on the second Business Day prior to the Fundamental Change Repurchase Date, as the case may be, specifying:

            (i) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Note in respect of which such notice of withdrawal is being submitted is represented by a Global Note,

            (ii) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

            (iii) the principal amount, if any, of such Note that remains subject to the original Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

provided, however, that if the Notes are not in certificated form, the notice must comply with appropriate procedures of the Depositary.

      Section 16.04. Deposit of Repurchase Price or Fundamental Change Repurchase Price.


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

      (a) On or prior to the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, the Company will deposit with the Trustee (or other Paying Agent appointed by the Company or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of money sufficient to repurchase on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, all of the Notes to be repurchased on such date at the appropriate Repurchase Price or Fundamental Change Repurchase Price, as the case may be; provided that if such payment is made on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, it must be received by the Trustee or Paying Agent, as the case may be, by 11:00 a.m. New York City time, on such date. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not withdrawn) prior to the Repurchase Date or Fundamental Change Expiration Time will be made promptly after the later of (x) the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, with respect to such Note (provided the holder has satisfied the conditions in Section 16.01 or Section 16.02, as applicable) and
(y) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by Section 16.01 or Section 16.02, as applicable, by mailing checks for the amount payable to the holders of such Notes entitled thereto as they shall appear in the Note Register, provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be.

      (b) If the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to repurchase on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, all the Notes or portions thereof that are to be purchased on the Business Day following the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, then (i) such Notes will cease to be outstanding, (ii) interest, including Additional Interest, if any, will cease to accrue on such Notes, and (iii) all other rights of the holders of such Notes will terminate (other than the right to receive the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, and previously accrued but unpaid interest, including Additional Interest, if any, upon delivery of the Notes), whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent.


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

      (c) Upon surrender of a Note that is to be repurchased in part pursuant to
Section 16.01 or 16.02, the Company shall execute and the Trustee shall authenticate and deliver to the holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered.

                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

      Section 17.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

      Section 17.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company.

      Section 17.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Albany International Corp., 1373 Broadway, Albany, NY 12204,
Attention: General Counsel. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office.

      The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication mailed to a Noteholder shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note register and shall be sufficiently given to it if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      Section 17.04. Governing Law. THIS INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF).

      Section 17.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificates provided for in Section 5.08) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

      Section 17.06. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repurchase Date, Fundamental Change Repurchase Date, Conversion Date or Maturity Date is not be a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue for the period from and after such date.


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

      Section 17.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

      Section 17.08. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that this Section 17.08 shall not require that this Indenture or the Trustee be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

      Section 17.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note registrar and their successors hereunder or the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 17.10. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      Section 17.11. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.05, Section 2.06, Section 2.07, Section 2.08, Section 3.06, Section 11.04 and Section 16.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.09.

      Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

      Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Noteholders as the names and addresses of such holders appear on the Note register.

      The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent's fees to be unreasonable.

      The provisions of Section 8.02, Section 8.03, Section 8.04, Section 9.03 and this Section 17.11 shall be applicable to any authenticating agent.

      If an authenticating agent is appointed pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

--------------------------,
as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:
   ------------------------
      Authorized Officer

      Section 17.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 17.13. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                       ALBANY INTERNATIONAL CORP.

                                       By: /s/ David C. Michaels
                                           -------------------------------------
                                           Name:  David C. Michaels
                                           Title: Vice President, Treasury & Tax

                                       JPMORGAN CHASE BANK, N.A.,
                                            as Trustee

                                       By: /s/ Michael A. Smith
                                           -------------------------------------
                                           Name:  Michael A. Smith
                                           Title: Vice President

                                                                       EXHIBIT A

                             [FORM OF FACE OF NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) UNDER A REGISTRATION STATEMENT THAT HAS BECOME OR BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); OR (D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE OF THIS SECURITY PURSUANT TO CLAUSE (D) ABOVE FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE

INDENTURE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                           ALBANY INTERNATIONAL CORP.

                     2.25% Convertible Senior Note due 2026

No. __                                                                 $_______

CUSIP No. 012348 AB 4

      Albany International Corp., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.](1), or registered assigns, the principal sum of Dollars [(which amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $150,000,000 in aggregate at any time (or $180,000,000 if the Initial Purchasers exercise their option to purchase additional Notes in full as set forth in the Purchase Agreement)) by adjustments made on the records of the Trustee or the Custodian of the Depositary as set forth in Schedule A hereto, in accordance with the rules and procedures of the Depositary)](2) on March 15, 2026, and interest thereon as set forth below and Additional Interest in the manner, at the rates and to the Persons set forth in the Registration Rights Agreement.

      This Note shall bear interest at the rate of 2.25% per year from March 13, 2006, or from the most recent date to which interest had been paid or provided for to, but excluding, the next scheduled Interest Payment Date until March 15, 2013. As of March 15, 2013, this Note shall bear interest at the rate of 3.25% per year from March 15, 2013, to, but excluding, the next scheduled Interest Payment Date until the principal hereof shall have been paid or made available for payment. Interest is payable semi-annually in arrears on each March 15 and September 15, commencing September 15, 2006, to holders of record at the close of business on the preceding March 1 and September 1 (whether or not such day is a Business Day), respectively.

----------
      (1)   Insert in Global Note Only.

      (2)   Insert in Global Note Only.

      Payment of the principal of, interest, including any Additional Interest, accrued on this Note shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, interest, including Additional Interest, if any, may be paid by check mailed to such holder's address as it appears in the Note register; provided further, however, that, with respect to any Noteholder with an aggregate principal amount in excess of $1,000,000, at the request of such holder in writing to the Trustee and the Paying Agent (if different than the Trustee), interest, including Additional Interest, if any, on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the written wire transfer instruction supplied by such holder from time to time to the Trustee and Paying Agent (if different from the Trustee) not later than the applicable record date; provided that any payment to the Depositary or its nominee shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by the Depositary or its nominee from time to time to the Trustee and Paying Agent (if different from Trustee).

      Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into cash and Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State (without regard to the conflicts of laws provisions thereof).

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                       ALBANY INTERNATIONAL CORP.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
JPMORGAN CHASE BANK, N.A.,
as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
   -------------------------------
Authorized Officer

                            [FORM OF REVERSE OF NOTE]

                           ALBANY INTERNATIONAL CORP.
                     2.25% Convertible Senior Note due 2026

      This Note is one of a duly authorized issue of Notes of the Company, designated as its 2.25% Convertible Senior Notes due 2026 (herein called the "Notes"), limited to the aggregate principal amount of $150,000,000 (or $180,000,000 if the Initial Purchasers exercise their option to purchase additional Notes in full as set forth in the Purchase Agreement) all issued or to be issued under and pursuant to an Indenture dated as of March 13, 2006 (herein called the "Indenture"), between the Company and JPMorgan Chase Bank, N.A. (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and interest, including Additional Interest, if any, on all Notes may be declared, by either the Trustee or Noteholders of not less than 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Redemption Price, Repurchase Price, the Fundamental Change Repurchase Price, and the principal amount on the Maturity Date, as the case may be, to the holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

      The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the holders of the Notes, and in other circumstances, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences except as provided in the Indenture. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof or upon registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and accrued and unpaid interest, and Additional Interest, if any, on this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

      The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

      The Notes are not subject to redemption through the operation of any sinking fund. Prior to March 15, 2013, the Notes will not be redeemable at the Company's option. Subject to the terms and conditions of the Indenture, beginning on March 15, 2013, the Company, at its option, may redeem the Notes for cash at any time as a whole, or from time to time in part, at a price equal to the principal amount of the Notes redeemed plus accrued and unpaid interest, and Additional Interest, if any, on the Notes redeemed to (but excluding) the Redemption Date.

      Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the holder, all or any portion of Notes held by such holder on March 15, 2013 and March 15, 2021, in integral multiples of $1,000 at a Repurchase Price equal to the principal amount of the Notes repurchased.

      Upon the occurrence of a Fundamental Change, the holder has the right, at such holder's option, to require the Company to repurchase all of such holder's Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to 100% of the principal amount of the Notes such holder elects to require the Company to repurchase, together with accrued and unpaid interest, including accrued and unpaid Additional Interest, if any, to but excluding the Fundamental Change Repurchase Date. The Company or, at the written request of the Company, the Trustee shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the fifth Business Day after the occurrence of such Fundamental Change.

      Subject to the provisions of the Indenture, the holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture and prior to the close of business on the Business Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into cash and, if applicable, shares of Common Stock, at a Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by its duly authorized attorney. The initial Conversion Rate shall be 22.4618 shares for each $1,000 principal amount of Notes. No fractional shares of Common Stock will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a share that would otherwise be issuable upon the surrender of any Note or Notes for conversion. No adjustment shall be made for dividends or any shares issued upon conversion of such Note except as provided in the Indenture.

      Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessments or other governmental charge imposed in connection therewith.

      The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor any other Conversion Agent nor any Note registrar shall be affected by any notice to the contrary. Notwithstanding the foregoing, the Indenture provides that following a Default, owners of beneficial interests in a Global Note may directly enforce against the Company such owners' right to exchange such beneficial interest for Notes in certificated form. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

      No recourse for the payment of the principal of or any premium or accrued and unpaid interest, including Additional Interest, if any, on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation or other entity, either directly or through the Company or any successor corporation or other entity, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT

                                                                       Custodian
                                                ----------------------
                                                       (Cust)

TEN ENT - as tenants by the entireties
                                                ----------------------
                                                       (Minor)

JT TEN  - as joint tenants with right of
survivorship and not as tenants in common       Uniform Gifts to Minors
                                                Act ________ (State)

              Additional abbreviations may also be used though not
                               in the above list.

                                                                       EXHIBIT B

                         [FORM OF NOTICE OF CONVERSION]

To: Albany International Corp.

      The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash and shares of Common Stock, if any, in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, if any, together with any cash comprising a portion of the Daily Settlement Amounts for each of the twenty-five Trading Days during the Cash Settlement Averaging Period and for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:
      -----------------------          -----------------------------------------

                                       -----------------------------------------
                                       Signature(s)

Signature Guarantee

-----------------------------

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:


--------------------------------------
(Name)

--------------------------------------
(Street Address)

--------------------------------------
(City, State and Zip Code)
Please print name and address

                                       Principal amount to be converted (if less than all): $______,000

                                       NOTICE: The above signature(s) of the
                                       holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                       -----------------------------------------
                                       Social Security or Other Taxpayer
                                       Identification Number

                                                                       EXHIBIT C

                 [FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To: Albany International Corp.

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Albany International Corp. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the applicable provisions of the Indenture referred to in this Note, together with accrued and unpaid interest, including Additional Interest, if any, to, but excluding, such date, to the registered holder hereof.

In the case of certificated Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:
      ------------------------------   -----------------------------------------
                                       Signature(s)

                                       -----------------------------------------
                                       Social Security or Other Taxpayer
                                       Identification Number

                                       Principal amount to be repaid (if less
                                       than all):  $______,000

                                       NOTICE: The above signature(s) of the
                                       holder(s) hereof must correspond with the name as written upon the face of the
                                       Note in every particular without
                                       alteration or enlargement or any change
                                       whatever.

                                                                       EXHIBIT D

                           [FORM OF REPURCHASE NOTICE]

To: Albany International Corp.

The undersigned registered owner of this Note hereby requests and instructs Albany International Corp. to repay the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms and conditions of the Indenture referred to in this Note at the Repurchase Price to the registered holder hereof.

In the case of certificated Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:
      ------------------------------   -----------------------------------------
                                       Signature(s)

                                       -----------------------------------------
                                       Social Security or Other Taxpayer
                                       Identification Number

                                       Principal amount to be repaid (if less
                                       than all):  $______,000

                                       NOTICE: The above signature(s) of the
                                       holder(s) hereof must correspond with the name as written upon the face of the
                                       Note in every particular without
                                       alteration or enlargement or any change
                                       whatever.

                                                                       EXHIBIT E

                        [FORM OF ASSIGNMENT AND TRANSFER]

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ________ _____________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Note, the undersigned confirms that such Note is being transferred:

|_|   To Albany International Corp. or a subsidiary thereof; or

|_| Pursuant to the registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or

|_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

|_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

|_| Pursuant to another available exemption from registration under the Securities Act of 1933, as amended.

Dated:
      ---------------------------------

---------------------------------------

---------------------------------------
Signature(s)

---------------------------------------
Signature Guarantee

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks,
stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17Ad-15 Notes are to be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                                                   SCHEDULE A(3)

                           ALBANY INTERNATIONAL CORP.
                     2.25% Convertible Senior Notes Due 2026

    The following increases or decreases in this Global Note have been made:

                                                                                                     Signature of
                                                                                                      authorized
                   Amount of decrease in      Amount of increase in    Principal Amount of this      signatory of
                    Principal Amount of     Principal Amount of this     Global Note following        Trustee or
Date of Exchange      this Global Note             Global Note         such decrease or increase      Custodian

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------------  ------------------------  -------------------------  -------------------------  ------------------

----------
      (3)   Insert in Global Note Only.


                                        1